UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22678

Salient MF Trust

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
John A. Blaisdell	George J. Zornada
Salient MF Trust	K & L Gates LLP
4265 San Felipe, 8th Floor	State Street Financial Center
Houston, TX 77027	One Lincoln Street
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: 12/31/15

Date of reporting period: 12/31/15

Item 1. Reports to Stockholders.

Salient

Salient MF Trust

Salient Risk Parity Fund
Salient Trend Fund
Salient MLP & Energy Infrastructure Fund II
Salient Broadmark Tactical Plus Fund

Shareholder Report
December 31, 2015

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management and other information.

Shareholder Update  |  December 31, 2015

A MESSAGE FROM:	John A. Blaisdell
Chief Executive Officer

Dear Shareholder:

The importance of a diversified portfolio has never been more evident after a year of slow growth and high levels of volatility across markets globally. As we enter 2016, we anticipate investors may face many of the same concerns. We believe traditional stock and bond portfolios are generally not adaptive or resilient enough in challenging markets. At Salient, we have assembled portfolio management teams to oversee investment strategies designed to serve as the essential building blocks of efficient and effective portfolios.

A slowdown in growth, namely from China, reverberated through markets during the latter half of the year. Many of the gains in the U.S. equity market were erased by year-end and the falling price of oil was regularly in the headlines. These concerns did not dissuade the Federal Reserve in December from embarking on the first of several outlined interest rate increases. Investors had few safe havens in 2015, and 2016 is expected to generate similarly low returns.

In the second half of 2015, Salient completed the integration of Forward Management, LLC. After the acquisition in June, the combined firm aligned investment teams and strategies. Our platform includes over 50 investment professionals in offices located in Houston, San Francisco and Newport Beach. Products span a range of asset classes, including master limited partnerships (MLPs), real estate, fixed income, credit and managed futures. In November, we announced that the combined organization will operate as Salient and unveiled a new logo and branding that reflects qualities that we believe differentiate our firm. In 2016, we will unveil a redesigned SalientPartners.com website.

In closing, I want to thank you, our shareholders, for the opportunity to be your investment partner. We will strive to keep earning your trust as we continue to advance and evolve our capabilities.

Sincerely,

John A. Blaisdell

Chief Executive Officer

Salient

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Diversification does not assure profit or protect against risk.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Shareholder Update  |  December 31, 2015

A MESSAGE FROM:	Lee Partridge, CAIA, CFA
Chief Investment Officer

Dear Shareholder:

Markets ended 2015 with low returns across the board as a number of woes plagued investors. Many key data points demonstrate that the market is more pessimistic about growth than what the Federal Reserve’s decision to raise interest rates in December suggests. Growth concerns also plagued China and Europe, and along with the divergence of Central Bank policy, spawned headwinds for investors. As we enter 2016, we are faced with a number of challenges that will likely result in another year of low returns.

2015 Summary

The S&P 500 Index generated a 1.38% return in 2015, marking the worst year of performance since 2008. The gain was driven entirely by dividends paid to investors, which offset a modest price decline of -0.7%. Consumer discretionary stocks led the market, closing up 10.11% for the year, while consumer staple stocks increased 6.6%. Energy stocks were the biggest detractor (-21.12%) followed by materials stocks (-8.38%). Small cap stocks, as represented by the Russell 2000 Index, posted a -4.41% loss for the year.

The dollar advanced 9.26% versus a trade-weighted basket of foreign currencies as the euro lost -10.22% versus the greenback. Japanese equities, as measured by the Tokyo Stock Price Index, gained 12.06% while German stocks, as measured by the German Stock Index (DAX), advanced 9.56% over the course of the year (in their respective currencies). Emerging market stocks continued to fare poorly as the MSCI Emerging Markets Index tumbled -14.83% during the year.

High yield bonds finished the year down -4.47%, as measured by the Barclays U.S. Corporate High-Yield Bond Index, while core fixed income returns were up 0.55%, as measured by Barclays U.S. Aggregate Bond Index. We note that during the third round of the Federal Reserve’s quantitative easing program in 2013, corporate high yield issuance reached current cycle highs. We would typically expect to see a distressed cycle occur three to five years following peak issuance, which would fall into calendar years 2016-2018. 2015 represented the first negative return posted by high yield bonds since the 2008 financial crisis.

The yield on the 10-year U.S. Treasury note rose a modest 0.1% over the course of the year despite the Federal Reserve’s decision to raise short-term interest rates at its December Federal Open Market Committee meeting. We believe the low nominal yields on longer dated U.S. Treasury securities reflect market sentiment with respect to muted growth prospects and nascent inflation concerns for the U.S. specifically and for the global economy more generally.

2016 Outlook

As we approach the eighth year of this current market expansion, we would like to share our thoughts on market positioning, which includes an underweight to risk assets, including stocks and credit-sensitive bonds, in favor of safe haven assets like developed sovereign debt as well as more market neutral strategies.

1.	We believe the headwind of a rising dollar will likely diminish the competitiveness of the U.S. export sector, reduce profits from foreign operations and challenge emerging market companies that externally finance their operations in dollars with principal revenue sources denominated in their home currencies. The Federal Reserve’s tightening of short-term interest rates will likely further strengthen the dollar.

2.	In addition to the currency-related challenges noted above, the continued price decline in natural resources and slowing demand from China represent meaningful challenges for a number of emerging market economies. Furthermore, nearly all emerging market economies have shifted from accumulating to dispersing foreign exchange reserves.
3.	The decline in both nominal and real interest rates continues to paint a troubling picture of global deflationary pressure and low capital market returns.
4.	The sharp decline in energy prices witnessed last year has created stress in both stock and bond markets. Following the peak debt issuance in 2013 and the first half of 2014, many energy companies may be forced to restructure balance sheets and consider strategic options as their asset bases have eroded.
5.	Global debt remains at record highs and exceeds the 2007 levels that resulted in the financial crisis of 2008. The methods for dealing with overindebtedness—increasing taxes, decreasing expenditures, growing out of it, inflating out of it or restructuring it—seem either unpalatable or undoable.

Despite this laundry list of woes, we entered 2016 with the S&P 500 trading at 18.26 times its trailing 12-month earnings while the federal funds target rate hovers between 0.25% and 0.50%, high yield bond yields have crept up to 8.74%, 10-year U.S. Treasurys yield a modest 2.27% and the price of West Texas Intermediate crude oil closed the year out at $37.04 per barrel.

With such little margin of safety from a valuation perspective, we encourage investors to consider the level of risk embedded in their portfolios and the sources of that risk.

We are humbled by the trust you have placed with us as investors and remain grateful for the opportunities you have given to us.

Sincerely,

Lee Partridge, CAIA, CFA

Chief Investment Officer

Salient

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

10-year U.S. Treasury is a debt obligation issued by the U.S. Treasury that has a term of more than one year but not more than 10 years.

Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Barclays U.S. Corporate High-Yield Bond Index covers the USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

Federal funds target rate is the overnight lending rate that the Federal Open Market Committee seeks to obtain through money markets in an effort to achieve the maximum rate of economic growth.

German Stock Index (DAX) is a stock index that represents 30 of the largest and most liquid German companies that trade on the Frankfurt Exchange.

Margin of safety (safety margin) is the difference between the intrinsic value of a stock and its market price.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.

S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index that measures stock prices on the Tokyo Stock Exchange.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

One cannot invest directly in an index.

Lee Partridge has earned the right to use the Chartered Financial Analyst designation. CFA Institute marks are trademarks owned by CFA Institute.

Salient is the trade name for Salient Partners, L.P., which together with its subsidiaries provides asset management and advisory services. This information is being provided solely for educational purposes and is not an offer to sell or solicitation of an offer to buy an interest in any investment fund. Any such offer or solicitation may only be made by means of a confidential private offering memorandum or prospectus relating to a particular fund and only in a manner consistent with federal and applicable state securities laws.

Forward Funds are distributed by Forward Securities, LLC.

Not FDIC Insured  |  No Bank Guarantee  |  May Lose Value

©2016 Salient. All rights reserved.

The discussions concerning the funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the funds in the future, including the portfolio managers’ outlook regarding economic, market, political and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

Salient Risk Parity Fund Management Discussion of Fund Performance - Letter to Shareholders

Dear Fellow Shareholders:1

The Salient Risk Parity Fund (the “Fund”) finished 2015 down 10.88% (Class I) with the bulk of the pullback coming from long commodity exposure. Long exposures to sovereign debt and tilts from the Fund’s momentum sleeve contributed to performance but were not enough to overcome the pullback from commodities.

Share Class	Commencement Date	Net Performance without Sales Charge		60/40 Index[2] Return		MSCI AC World Index[2] Return		Barclays Aggregate Bond Index[2] Return
		2015	Average Annual Since Inception	2015	Average Annual Since Inception of Fund Share Class	2015	Average Annual Since Inception of Fund Share Class	2015	Average Annual Since Inception of Fund Share Class

Class A (SRPAX)	11/15/2012	-11.18%	-0.49%	-0.96%	6.49%	-2.36%	9.78%	0.55%	1.34%
Class C (SRPCX)	10/01/2012	-11.86%	-1.76%	-0.96%	5.39%	-2.36%	7.85%	0.55%	1.38%
Class I (SRPFX)	07/09/2012	-10.88%	-0.35%	-0.96%	6.60%	-2.36%	9.79%	0.55%	1.57%

Share Class	Commencement Date	Net Performance with Maximum Sales Charge
		2015	Since Inception

Class A (SRPAX)	11/15/2012	-16.08%	2.28%
Class C (SRPCX)	10/01/2012	-12.63%	-1.76%

Sources: Salient Advisors, L.P. and Bloomberg, December 31, 2015.

Returns above are as of December 31, 2015.

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown. Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. To obtain performance information current to the most recent month-end please call 866-667-9228. The total annual gross and net operating expense ratios for the Fund, based on the current Fund prospectus dated April 30, 2015, are as follows: Class A shares are 1.63% and 1.60%, respectively, Class C shares are 2.38% and 2.35%, respectively, and Class I shares are 1.38% and 1.35%, respectively. The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until July 31, 2016. Returns shown in the tables do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

2 The 60/40 Index represents an allocation of 60% MSCI AC World Index (Equities), 40% Barclays Aggregate Bond Index (Bonds)—formerly the Lehman Aggregate Bond Index through Nov. 2008. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Barclays Capital U.S. Aggregate Bond Index is a composite comprised of the Barclays Capital U.S. Intermediate Government/Credit Index and the Barclay Capital Mortgage-Backed Securities Index. All issues in the index are rated investment grade or higher, have a least one year to maturity, and have an outstanding par value of at least $100 million. Note that the Fund’s allocation may differ substantially from 60% equities and 40% stocks. The index returns are from 7/9/2012 onwards (Class I shares) and from 10/1/2012 (Class C shares) and from 11/15/2012 (Class A shares). One cannot invest directly in an index. Index performance does not reflect the deduction of fees and expenses.

Annual Update

The slide in energy prices that began in the third quarter of 2014 continued through 2015 and placed mounting pressure on international equity and credit markets. Even though the US Federal Reserve raised short-term rates for the first time in nearly a decade, other central banks around the world increased their stimulus efforts. Long positions in sovereign debt ended up being one of the few investments that produced a positive return in 2015. The MSCI ACWI index lost 2.36% while the Barclays HY Credit index fell 4.47% and the Continuous Commodity Index fell 15.22%.

Consistent with the negative returns generated by three of the four major asset classes included in the opportunity set, the Fund generated a negative return over the course of the year. Momentum tilts helped mitigate the loss by reducing commodity exposure and increasing exposure to sovereign debt. Unfortunately, these gains were overshadowed by the magnitude of the pullback in commodities. While we believe that commodities play an important role in the portfolio because they can perform well in an environment with a high degree of surprise inflation, growth concerns and more general disinflation caused this asset class to lag. The sovereign debt exposures in the portfolio did not counterbalance the negative return generated by these commodities. Risk Parity maintains balanced exposure to asset classes that respond to different economic environments in order to create a portfolio that can perform across changing economic regimes. Even though risk parity would likely lag allocation approaches without commodity exposure in 2015, we believe in the benefits of maintaining exposure to the asset class in a long-term asset allocation framework.

Fund Contribution

	Equities	Commodities	Rates	Credit	Momentum	Total
2015	-1.46%	-13.47%	1.88%	-1.41%	3.54%	-10.88%
Jan 15	0.21%	-2.49%	4.35%	0.00%	2.96%	5.03%
Feb 15	2.19%	-0.12%	-2.60%	0.00%	-1.03%	-1.56%
Mar 15	-0.11%	-2.37%	1.15%	0.09%	2.30%	1.06%
Apr 15	0.93%	2.86%	-1.66%	0.06%	-1.99%	0.21%
May 15	0.04%	-1.27%	-0.42%	-0.20%	1.01%	-0.84%
Jun 15	-1.05%	0.93%	-1.88%	-1.06%	-2.84%	-5.89%
Jul 15	-0.19%	-4.65%	2.11%	1.11%	3.52%	1.90%
Aug 15	-3.43%	-0.56%	0.29%	-1.24%	-1.53%	-6.48%
Sep 15	-1.23%	-1.13%	1.98%	-2.14%	-0.88%	-3.40%
Oct 15	2.42%	-0.69%	-0.61%	3.65%	0.58%	5.35%
Nov 15	-0.33%	-3.88%	-0.35%	-0.07%	2.67%	-1.96%
Dec 15	-1.02%	-0.50%	-0.13%	-1.33%	-1.09%	-4.06%

Looking at the monthly contribution from each sleeve to fund performance provides insight into how the strategy is designed to operate. With the exception of December, every month had some sleeves contributing to performance while others detracted. This is what we expect to see in a diversified portfolio. Uncorrelated asset classes should produce their gains and losses at different times. As long as these asset classes provide positive returns and/or enough diversification benefit over time, we believe that maintaining balanced risk exposure should lead to enhanced efficiency or increased returns for the targeted level of risk.

The Fund’s allocation as of December 31, 2015 is shown in the pie charts below:

The data displayed in pie charts have been rounded to the nearest whole number for illustrative purposes only. Allocations are subject to change. Dollar allocation represents the percentage of the Fund’s total net exposure

Source: Salient Advisors, L.P., December 31, 2015.

Investment Strategies and Techniques

The Fund seeks long term capital appreciation. The Fund seeks to achieve this goal by constructing a portfolio that balances equal risk exposure to a set of equities, commodities, interest rates, and momentum. While equities, commodities, and interest rates are asset classes, momentum is a strategy that trades the same underlying assets used in our long-only equity, commodity, and interest rate sleeves on a long/short basis. The momentum strategy buys exposure (i.e. “goes long”) assets that have appreciated in the past year and sells exposure (i.e. “goes short”) assets that have depreciated. Risk is measured in terms of a statistic called covariance, which measures the degree to which assets have moved together historically.

Salient Advisors, L.P. (the “Adviser” or “Salient”) uses a mathematical approach in seeking to achieve the investment objective of the Fund. Using this approach, Salient determines the type, quantity, and mix of investment positions that the Fund should hold in order to achieve equal risk across asset classes/strategies and, to the degree possible, within the asset classes as well. The Adviser does not invest the assets of the Fund in securities or financial instruments based on its view of the investment merit of a particular security or instrument. In addition, the Adviser does not conduct conventional research or analysis, forecast market movements, or take defensive positions apart from those resulting from the systematic allocation to momentum.

The Fund’s top five positions based on risk contribution as of December 31, 2015 are shown below:

Top 5 Positions by Risk
Position	% Risk
S&P 500	14.6%
CAC 40	10.1%
10 Yr Gilt	9.2%
AEX	8.9%
10 Yr US Treasury	7.5%

The calculation of risk contribution is based on modern portfolio theory’s calculation of portfolio risk and the contribution of a portfolio’s underlying assets to the portfolio risk are based on the dollar weights, standard deviation, and correlation as calculated by Salient Advisors, L.P.

Allocations are subject to change. Data displayed here has been rounded to the nearest tenth for illustrative purposes only. The specific securities identified are not representative of all securities purchased or held by the Fund, and it should not be assumed that the investment in the securities was or will be profitable. Source: Salient Advisors, L.P., December 31, 2015.

Under normal conditions the Fund seeks to invest in derivatives that create economic leverage and whose performance is expected to correspond to the performance of the underlying asset classes without investing directly in those asset classes. Using derivatives allows us to gain more exposure to the asset classes than investing in more traditional assets such as stocks and bonds would allow. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other asset. In addition to risks relating to their underlying assets, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, margin, leverage, correlation, liquidity, tax, market, interest rate and management risks, as well as the risk of potential increased regulation of swaps and other derivatives. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Each of these risks is typically greater for the Fund than mutual funds that do not use derivatives to implement their investment strategy.

2016 Macro Update

Markets ended 2015 with low returns across the board as a number of woes plagued investors. Many key data points demonstrate that the market is more pessimistic about growth than what the Federal Reserve’s December action suggests. The combination of growth concerns that beset China and Europe coupled with the divergence of Central Bank policy spawned headwinds for investors during the year. As we enter 2016, we are faced with a number of challenges that will likely result in another year of low returns.

The S&P 500 Index generated a 1.37% return in 2015, marking the worst year of performance since 2008. The gain was driven entirely by dividends paid to investors, which offset a modest price decline of 0.7%. Consumer discretionary stocks led the market, closing up 10.11% for the year, while consumer staple stocks increased 6.6%. Energy stocks were the biggest detractor -21.12% followed by materials stocks -8.38%. Small cap stocks, as represented by the Russell 2000 Index, posted a 4.41% loss for the year.

The dollar advanced 9.26% versus a trade-weighted basket of foreign currencies as the euro lost 10.22% versus the greenback. Japanese equities, as measured by the Tokyo Stock Price Index, gained 12.06% while German stocks, as measured by the German Stock Index, advanced 9.56% over the course of the year (in their respective currencies). Emerging market stocks continued to fare poorly as the MSCI Emerging Markets Index tumbled 14.83% during the year.

High yield bonds finished the year down 4.47%, as measured by the Barclays U.S. Corporate High Yield Bond Index, while core fixed income returns were up 0.55%, as measured by Barclays U.S. Aggregate Bond Index. We note that during the third round of the Federal Reserve’s quantitative easing program in 2013, corporate high yield issuance reached current cycle highs. We would typically expect to see a distressed cycle occur three to five years following peak issuance, which would fall into calendar years 2016-2018. 2015 represented the first negative return posted by high yield bonds since the 2008 financial crisis.

The yield on the 10-year U.S. Treasury note rose a modest 0.1% over the course of the year despite the Federal Reserve’s decision to raise short-term interest rates at its December Federal Open Market Committee meeting. We believe the low nominal yields on longer dated U.S. Treasury securities reflect market sentiment with respect to muted growth prospects and nascent inflation concerns for the U.S. specifically and for the global economy more generally.

As we approach the eighth year of this current market expansion, we would like to provide you with our thoughts on market positioning, which include an underweight to risk assets, including stocks and credit-sensitive bonds, in favor of safe haven assets like developed sovereign debt as well as more market neutral strategies.

1.	We believe the headwind of a rising dollar will likely diminish the competitiveness of the U.S. export sector, reduce profits from foreign operations and challenge emerging market companies that externally finance their operations in dollars with principal revenue sources denominated in their home currencies. The Federal Reserve’s tightening of short-term interest rates will likely further strengthen the dollar.
2.	In addition to the currency-related challenges noted above, the continued price decline in natural resources and slowing demand from China represent meaningful challenges for a number of emerging market economies. Furthermore, nearly all emerging market economies have shifted from accumulating to dispersing foreign exchange reserves.
3.	The decline in both nominal and real interest rates continues to paint a troubling picture of global deflationary pressure and low capital market returns.
4.	The sharp decline in energy prices witnessed last year has created stress in both stock and bond markets. Following the peak debt issuance in 2013 and the first half of 2014, many energy companies may be forced to restructure balance sheets and consider strategic options as their asset bases have eroded.
5.	Global debt remains at record highs and exceeds the 2007 levels that resulted in the financial crisis of 2008. The methods for dealing with over indebtedness—increasing taxes, decreasing expenditures, growing out of it, inflating out of it or restructuring it—seem either unpalatable or undoable.

Despite this laundry list of woes, we entered 2016 with the S&P 500 trading at 18.26 times its trailing 12 month’s earnings while the federal funds target rate hovers between 0.25% and 0.50%, high yield bond yields have crept up to 8.74%, 10-year U.S. Treasury’s yield a modest 2.27% and the price of West Texas Intermediate crude oil closed the year out at $37.04 per barrel.

With such little margin of safety from a valuation perspective, we encourage investors to consider the level of risk embedded in their portfolios and the sources of that risk.

We are humbled by the trust you have placed with us as investors and remain grateful for the opportunities you have given to us.

Summary

The Salient Risk Parity Fund is designed to take advantage of the increased potential return efficiency that stems from diversification. By balancing our exposure, we believe that we are creating a diversified portfolio that has the potential to deliver improved risk-adjusted returns through time. We believe that the merits of a diversified approach become more evident over longer holding periods as economic regimes shift and different asset classes outperform. We thank you for your investment in the Fund and look forward to 2016.

We look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned herein.

Sincerely,

Lee Partridge

Chief Investment Officer

Roberto M. Croce, Ph.D.

Director of Quantitative Research

(Unaudited)

Salient Risk Parity Fund

Value of a $1,000,000 Investment

The charts above represent a historical since inception performance comparison of a hypothetical $1,000,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-667-9228.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through July 31, 2016.

The 60/40 Index represents an allocation of 60% MSCI AC World Index (Equities), 40% Barclays Aggregate Bond Index (Bonds) - formerly the Lehman Aggregate Bond Index through Nov. 2008. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Barclays Capital U.S. Aggregate Bond Index is a composite comprised of the Barclays Capital U.S. Intermediate Government/Credit Index and the Barclay Capital Mortgage-Backed Securities Index. All issues in the index are rated investment grade or higher, have a least one year to maturity, and have an outstanding par value of at least $100 million. Note that the Fund’s allocation may differ substantially from 60% equities and 40% bonds. The index returns are from 7/9/2012 onwards (Class I shares) and from 10/1/2012 (Class C shares) and from 11/15/2012 (Class A shares). One cannot invest directly in an index.

Salient Trend Fund Management Discussion of Fund Performance - Letter to Shareholders

Dear Fellow Shareholders:1

The Salient Trend Fund (the “Fund”) finished 2015 down 0.33% (Class I). This brings the inception to date annualized return to 11.67%. With the Fund’s three-year anniversary occurring on January 2, 2016, we are pleased that the Fund has behaved the way we intended in its conception, delivering positive returns that are lowly correlated with major asset classes.

Share Class	Commencement Date	Net Performance without Sales Charge		Barclay BTOP50 Index[2] Return
		2015	Average Annual Since Inception	2015	Average Annual Since Inception of Fund Share Class

Class A (SPTAX)	3/28/2013	-0.52%	9.96%	-1.41%	3.42%
Class C (SPTCX)	3/28/2013	-1.21%	9.12%	-1.41%	3.42%
Class I (SPTIX)	1/2/2013	-0.33%	11.67%	-1.41%	3.60%

Share Class	Commencement Date	Net Performance with Maximum Sales Charge
		2015	Since Inception

Class A (SPTAX)	3/28/2013	-5.97%	7.73%
Class C (SPTCX)	3/28/2013	-2.16%	9.12%

Sources: Salient Advisors, LP and Barclay Hedge, December 31, 2015.

Returns above are as of December 31, 2015.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal values will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown. Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. To obtain performance information current to the most recent month-end please call 866-667-9228. The total annual gross and net operating expense ratios for the Fund, based on the current Fund prospectus dated April 30, 2015, are as follows: Class A shares are 1.99% and 1.73%, respectively, Class C shares are 2.74% and 2.48%, respectively, and Class I shares are 1.74% and 1.48%, respectively. The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until July 31, 2016. Returns do not reflect the taxes that investors may pay on distributions or the sale of shares.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

2 The Barclay BTOP50 Index seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. To be included in the BTOP50, the trading advisors must be: open for investment, willing to provide daily returns, at least two years of trading activity, and the advisors must have at least three years of operating history. The BTOP50 portfolio is equally weighted among the selected programs at the beginning of each calendar year and is rebalanced annually. The BTOP50 consists of a subset of the advisors who make up the managed futures industry, whereas the Fund is a single advisor. The index returns are from 3/28/2013 onwards (For Class A and C share comparisons) and from 1/2/2013 onwards (for Class I share comparison). One cannot invest directly in an index. Index Performance does not reflect the deduction of fees and expenses.

Annual Update

In our semi-annual letter we described how the Fund has met our objective of providing a diversifying portfolio building block. We believe that prudent investors should seek to maximize diversification in their portfolios and adhere to a long-term diversified approach. Unfortunately, many investors forgo diversification during strong equity markets in favor of a more concentrated portfolio. By the end of 2015, markets reminded investors of their potential risks, highlighting the need for uncorrelated exposures like Trend.

Since inception, the Fund (Class I) has produced an 11.67% annualized return with a 0.15 correlation to the S&P 500,3 a 0.04 correlation to the Barclays High Yield Index,4 and a -0.55 correlation to the Continuous Commodity Index.5 The Fund shifted to a short position in energy markets in September of 2014 and remained short throughout 2015 while falling oil prices put mounting pressure on financial markets. This highlights the Fund’s ability to pick up on changes in sentiment and potential to provide relief from drivers of stress in many portfolios.

The Fund entered 2015 broadly long equities and rates and short commodities. Halfway through the year, the exposure to equities and rates was cut in half. The Fund ended the year with net short exposure to equity markets, short exposure to commodities, and long exposure to rates. The changes in exposure stem entirely from our systematic approach to trend-following, not from subjective predictions on market returns. We believe that our systematic approach to trend-following adapts to changes in market sentiment without the need for market forecasts. During the second half of 2015 we saw the Fund’s net equity exposure flip between short and long, reflecting the growing uncertainty in the market. The fact that our signals for many equity markets are on an edge between long and short leaves the Fund poised to position itself for the next prolonged trend in equity markets, be it bullish or bearish.

Fund Contribution

	Equities	Commodities	Rates	Total
2015	-3.87%	1.52%	1.98%	-0.33%
Jan 15	-0.09%	0.27%	6.70%	6.88%
Feb 15	4.10%	-6.58%	-2.31%	-4.79%
Mar 15	0.00%	4.48%	0.63%	5.12%
Apr 15	1.18%	-6.34%	-1.67%	-6.83%
May 15	0.50%	1.65%	-1.05%	1.10%
Jun 15	-3.78%	-1.67%	-1.38%	-6.83%
Jul 15	0.36%	5.49%	1.13%	6.98%
Aug 15	-3.26%	-0.69%	0.11%	-3.85%
Sep 15	-2.76%	1.19%	1.05%	-0.52%
Oct 15	0.85%	-0.95%	-0.34%	-0.44%
Nov 15	1.49%	6.29%	-0.41%	7.37%
Dec 15	-2.77%	-0.02%	-0.16%	-2.94%

3 S&P 500 Index is a stock market index based on the common stock prices of 500 top publicly traded American companies.

4 Barclays High Yield Index is a U.S. Aggregate index that is comprised of fixed-rate, publicly issued, non-investment grade debt.

5 Continuous Commodity Index is made up of 17 commodities whose futures trade on U.S. Exchanges. The index is a broad measure of overall commodity price trends. There are six component groups: Energy, Grains, Industrials, Precious Metals, Livestock and Softs. Equal weighting is used for both arithmetic averaging of an individual commodity months and for geometric averaging of the 17 commodity averages.

Since Fund positions shift long and short based on market sentiment, we view the contributions from different asset classes to fund performance as reflections of sentiment in those asset classes. For example, this year the Fund was broadly short commodities allowing for a positive contribution from the asset class even though long-only commodity exposure would have produced negative returns. In November, the Fund saw a positive contribution from Equities even though the MSCI All Country World Index was down 83 bps due to the Fund’s exposure shifting short equity markets. These examples illustrate why the Fund produces low correlations to the very asset classes in which it operates and how it delivers a diversifying return stream.

The Fund’s risk allocation as of December 31, 2015 is shown in the pie charts below:

The data displayed in the pie charts have been rounded to the nearest tenth for illustrative purposes only. Allocations are subject to change.

Source: Salient Advisors, L.P., December 31, 2015.

Investment Strategies and Techniques

The Fund seeks long term capital appreciation with low correlation to traditional core equity and bond market exposures. The Fund seeks to achieve this goal by constructing a portfolio that captures short, medium and long term return trends. The Fund can invest in equities, commodities, interest rates, and currencies. Risk is measured in terms of a statistic called covariance, which measures the degree to which assets have moved together historically.

The Fund’s top five long and short positions based on risk contribution as of December 31, 2015 are shown below:

Long Positions
Holding	% Risk Allcocation
10 Yr Euro-Bund	4.1%
10 Yr Canadian Treasury	2.6%
DAX	2.1%
CAC 40	2.1%
TOPIX	1.9%

Short Positions
Holding	% Risk Allocation
Brent Oil	4.7%
Silver	4.5%
Zinc	4.5%
Crude Oil	4.2%
Cattle	4.1%

Allocations are subject to change. Data displayed here has been rounded to the nearest tenth for illustrative purposes only. The specific securities identified are not representative of all securities purchased or held by the Fund, and it should not be assumed that the investment in the securities was or will be profitable. Source: Salient Advisors, L.P., December 31, 2015.

Under normal market conditions the Fund seeks to invest in derivatives that create economic leverage and whose performance is expected to correspond to the performance of the underlying asset classes, without investing directly in those asset classes. Using derivatives allows us to gain more exposure to the asset classes than investing in more traditional assets such as stocks and bonds would allow. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other asset. In addition to risks relating to their underlying assets, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, margin, leverage, correlation, liquidity, tax, market, interest rate and management risks, as well as the risk of potential increased regulation of swaps and other derivatives. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Each of these risks is typically greater for the Fund than mutual funds that do not use derivatives to implement their investment strategy.

2016 Macro Update

Markets ended 2015 with low returns across the board as a number of woes plagued investors. Many key data points demonstrate that the market is more pessimistic about growth than what the Federal Reserve’s December action suggests. The combination of growth concerns that beset China and Europe coupled with the divergence of Central Bank policy spawned headwinds for investors during the year. As we enter 2016, we are faced with a number of challenges that will likely result in another year of low returns.

The S&P 500 Index generated a 1.37% return in 2015, marking the worst year of performance since 2008. The gain was driven entirely by dividends paid to investors, which offset a modest price decline of 0.7%. Consumer discretionary stocks led the market, closing up 10.11% for the year, while consumer staple stocks increased 6.6%. Energy stocks were the biggest detractor 21.12% followed by materials stocks 8.38%. Small cap stocks, as represented by the Russell 2000 Index, posted a 4.41% loss for the year.

The dollar advanced 9.26% versus a trade-weighted basket of foreign currencies as the euro lost 10.22% versus the greenback. Japanese equities, as measured by the Tokyo Stock Price Index, gained 12.06% while German stocks, as measured by the German Stock Index, advanced 9.56% over the course of the year (in their respective currencies). Emerging market stocks continued to fare poorly as the MSCI Emerging Markets Index tumbled 14.83% during the year.

High yield bonds finished the year down 4.47%, as measured by the Barclays U.S. Corporate High Yield Bond Index, while core fixed income returns were up 0.55%, as measured by Barclays U.S. Aggregate Bond Index. We note that during the third round of the Federal Reserve’s quantitative easing program in 2013, corporate high yield issuance reached current cycle highs. We would typically expect to see a distressed cycle occur three to five years following peak issuance, which would fall into calendar years 2016-2018. 2015 represented the first negative return posted by high yield bonds since the 2008 financial crisis.

The yield on the 10-year U.S. Treasury note rose a modest 0.1% over the course of the year despite the Federal Reserve’s decision to raise short-term interest rates at its December Federal Open Market Committee meeting. We believe the low nominal yields on longer dated U.S. Treasury securities reflect market sentiment with respect to muted growth prospects and nascent inflation concerns for the U.S. specifically and for the global economy more generally.

As we approach the eighth year of this current market expansion, we would like to provide you with our thoughts on market positioning, which include an underweight to risk assets, including stocks and credit-sensitive bonds, in favor of safe haven assets like developed sovereign debt as well as more market neutral strategies.

1.	We believe the headwind of a rising dollar will likely diminish the competitiveness of the U.S. export sector, reduce profits from foreign operations and challenge emerging market companies that externally finance their operations in dollars with principal revenue sources denominated in their home currencies. The Federal Reserve’s tightening of short-term interest rates will likely further strengthen the dollar.
2.	In addition to the currency-related challenges noted above, the continued price decline in natural resources and slowing demand from China represent meaningful challenges for a number of emerging market economies. Furthermore, nearly all emerging market economies have shifted from accumulating to dispersing foreign exchange reserves.
3.	The decline in both nominal and real interest rates continues to paint a troubling picture of global deflationary pressure and low capital market returns.
4.	The sharp decline in energy prices witnessed last year has created stress in both stock and bond markets. Following the peak debt issuance in 2013 and the first half of 2014, many energy companies may be forced to restructure balance sheets and consider strategic options as their asset bases have eroded.
5.	Global debt remains at record highs and exceeds the 2007 levels that resulted in the financial crisis of 2008. The methods for dealing with overindebtedness—increasing taxes, decreasing expenditures, growing out of it, inflating out of it or restructuring it—seem either unpalatable or undoable.

Despite this laundry list of woes, we entered 2016 with the S&P 500 trading at 18.26 times its trailing 12 month’s earnings while the federal funds target rate hovers between 0.25% and 0.50%, high yield bond yields have crept up to 8.74%, 10-year U.S. Treasurys yield a modest 2.27% and the price of West Texas Intermediate crude oil closed the year out at $37.04 per barrel.

With such little margin of safety from a valuation perspective, we encourage investors to consider the level of risk embedded in their portfolios and the sources of that risk.

We are humbled by the trust you have placed with us as investors and remain grateful for the opportunities you have given to us.

Summary

As our track record gets longer, we are pleased to see the Salient Trend Fund delivering the type of return stream that we targeted in our initial design. We are singularly focused on providing investors with an impactful portfolio building block. We believe the need for diversifying exposure is becoming more evident as market risks rise. It is exceedingly difficult to predict when markets will experience corrections. Having exposure to adaptive allocations like Trend can provide tilts that pick up on changes in market sentiment. We believe the Salient Trend Fund is the impactful portfolio tool that we desired to create and look forward to 2016.

We look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned herein.

Sincerely,

Lee Partridge

Chief Investment Officer

(Unaudited)

Salient Trend Fund

Value of a $1,000,000 Investment

The charts above represent a historical since inception performance comparison of a hypothetical $1,000,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-667-9228.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through July 31, 2016.

The Barclay BTOP50 Index: seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. To be included in the BTOP50, the trading advisors must be: open for investment, willing to provide daily returns, at least two years of trading activity, and the advisors must have at least three years of operating history. The BTOP50 portfolio is equally weighted among the selected programs at the beginning of each calendar year and is rebalanced annually. The BTOP50 consists of a subset of the advisors who make up the managed futures industry, whereas the Fund is a single advisor. The index returns are from 3/27/2013 onwards (For Class A and C share comparisons) and from 1/2/2013 onwards (for Class I share comparison). One cannot invest directly in an index.

Salient MLP & Energy Infrastructure Fund II Management Discussion of Fund Performance - Letter to Shareholders

Dear Fellow Shareholders:1

We are pleased to provide the annual report of the Salient MLP & Energy Infrastructure Fund II (the “Fund”) for the year ended December 31, 2015, though we are certainly not pleased with our performance. The Master Limited Partnership (“MLP”) sector finished a difficult 2015 down 32.6% as represented by the Alerian MLP Index (“AMZ”).2 MLP performance was severely impacted by investor concerns over how MLPs would maintain cash flows in what is proving to be a sustained challenging commodity price environment. By the end of the year, West Texas Intermediate (WTI) prices had declined near the 2009 lows while Brent crude was trading at an 11-year low. The midstream companies and MLPs that comprise our portfolio were not immune to the downturn despite the fact that the majority of their cash flows are fee-based and not directly impacted by the price of the underlying commodity.

As of December 31, 2015, the Fund had total net assets of $894.0 million and a NAV per share of $7.07 for Class I.

Share Class	Commencement Date	Net Performance without Sales Charge		Alerian MLP Index Return
		2015	Average Annual Since Inception	2015	Average Annual Since Inception of Fund Share Class

Class A (SMAPX)	12/21/2012	-44.10%	-7.10%	-32.59%	-3.60%
Class C (SMFPX)	1/8/2013	-44.50%	-8.85%	-32.59%	-5.22%
Class I (SMLPX)	9/19/2012	-43.95%	-5.76%	-32.59%	-4.09%

Share Class	Commencement Date	Net Performance with Maximum Sales Charge
		2015	Since Inception

Class A (SMAPX)	12/21/2012	-47.16%	-8.83%
Class C (SMFPX)	1/8/2013	-45.03%	-8.85%

Sources: Salient Capital Advisors, LLC, Alerian, December 31, 2015.

Returns above are as of December 31, 2015.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. To obtain performance information current to the most recent month-end please call 866-667-9228. The total annual operating expense ratios for the Fund, based on the current Fund prospectus dated April 30, 2015, are as follows: Class A shares are 1.41%, Class C shares are 2.16% and Class I shares are 1.16%. The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until July 31, 2016. Returns do not reflect the taxes that investors may pay on Fund distributions or the sale of Fund shares.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

2 Alerian MLP Index (AMZ) is a composite of the 50 most prominent energy MLPs that provides investors with a comprehensive benchmark for this emerging asset class. An investor may not invest directly in an index. Index performance does not reflect the deduction of fees and expenses.

The Fund’s ownership structure and holdings at December 31, 2015 are shown below:

Ownership Structure3,4

For Quarter Ending December 31, 2015

Top 10 Holdings3,4

For Quarter Ending December 31, 2015

Company Name	Ticker	Allocation
Enbridge Energy Management, L.L.C.	EEQ	7.9%
The Williams Companies, Inc.	WMB	7.6%
Plains GP Holdings, L.P.	PAGP	7.3%
ONEOK, Inc.	OKE	6.7%
Spectra Energy Corp.	SE	6.2%
Tallgrass Energy GP, LP	TEGP	5.9%
EnLink Midstream LLC	ENLC	5.4%
SemGroup Corporation	SEMG	5.0%
Macquarie Infrastructure Company LLC	MIC	4.9%
VTTI Energy Partners LP	VTTI	4.7%

3 Data displayed here has been rounded to the nearest tenth for illustrative purposes only. The specific securities identified are not representative of all of the securities purchased or held by the Fund, and it should not be assumed that the investment in the securities identified was or will be profitable. Cash includes cash equivalents and unsettled security positions. Allocations are subject to change.

4 Source: Salient Capital Advisors, LLC, December 31, 2015.

For the year ended December 31, 2015, the top and bottom contributors to the Fund’s performance were as follows:

Top 5 Contributors to Fund Performance
	Security	Ticker	Return	Fund Contribution
1	Macquarie Infrastructure Company LLC	MIC	7.1%	0.20%
2	Shell Midstream Partners, L.P.	SHLX	5.4%	0.10%
3	Dynagas LNG Partners, LP	DLNG	20.5%	0.04%
4	MarkWest Energy Partners, L.P.	MWE	4.6%	0.03%
5	PBF Logistics LP	PBFX	6.5%	0.02%

Bottom 5 Contributors to Fund Performance
	Security	Ticker	Return	Fund Contribution
1	Targa Resources Corp.	TRGP	-73.8%	-5.34%
2	Plains GP Holdings, L.P., Class A	PAGP	-60.3%	-4.76%
3	Kinder Morgan, Inc.	KMI	-58.0%	-4.46%
4	EnLink Midstream LLC	ENLC	-56.2%	-2.87%
5	SemGroup Corporation	SEMG	-54.8%	-2.80%

Source: Salient Capital Advisors, LLC, December 31, 2015.

For illustrative purposes only. Past performance is not indicative of future results. Numbers have been rounded for illustrative purposes.

Market Review

The AMZ index finished 2015 with the second worst performance in its history, which was a -36.9% return for 2008.5 In short, 2015 was a terrible year.

Subsequent to the Organization of Petroleum Exporting Countries’ Thanksgiving 2014 decision to hold its production quota at 30 mmbbl/d and to “let the market” decide the price of crude,6 it seems that MLP investors’ fortunes have been inextricably tied to the price of crude oil whether the MLP handled crude oil or not. The chart on the following page compares the monthly total return of the AMZ to the change in the average monthly price of crude oil. Note that AMZ returns were negative in all six of the months where the average monthly crude oil price was less than the prior month’s average price.

5 Alerian, December 2015.

6 Bloomberg, December 2015.

As Crude Oil Goes, So Go MLPs

Source: FactSet, Alerian, December 2015. For illustrative purposes only. Past performance is not necessarily indicative of how the index will perform in the future. The index reflects the reinvestment of dividends and income and does not reflect deductions for fees, expenses, or taxes. The index is unmanaged and is not available for direct investment.

Investors were concerned that over-supply in the global crude oil markets were estimated to be anywhere from 500 mbpd to 2.5 mmbpd vs. global demand of ~ 94 mmbpd would persist and a “lower for longer” commodity price environment could be the new normal.7 The fear was that chronically low commodity prices would choke off spending by Exploration & Production companies (“E&P”) into developing new locations. Eventually production volumes would decline resulting in reduced MLP cash flows and perhaps more importantly reduced demand for new energy infrastructure.

Interestingly, crude oil production volumes continued to grow through the first four months of the year despite a dramatic decline in the number of operating drilling rigs. Crude oil production peaked in April at 9.585 mmbpd, the highest level since May 1972.8 Since April, US crude oil production has fallen less than 200 mbpd despite rig counts that continue to dwindle. We believe that E&P companies are being more selective in determining their drilling portfolios and only going forward with the most promising areas. Also, technological advances have made it possible for a single rig to drill wells in multiple areas, this has the potential effect of significantly improving economics in most cases. This appears to be particularly true in the Permian Basin in west Texas and the main reason why it is the one shale basin where there is potential for production volumes to be higher in 2016 as opposed to 2015.

Just as US production was starting to decline, crude prices began edging higher and the AMZ entered June down only 3% for the year.9 However, June saw three major macro events that, in combination, not only strangled the rally in crude oil prices but sent crude prices crashing to fresh six year lows by December. The first was the dramatic 25% drop in the Chinese stock market that month. Investors worried that the Chinese economy could be headed to a hard landing thus reducing demand for crude oil. Secondly, the Greek saga played out. Would Greece finally be forced from the euro currency? While the drama unfolded, investors moved into the US dollar strengthening it. As crude prices are

7 Mbpd = thousands of barrels per day, Mmbpd = millions of barrels per day

8 Bloomberg, November 2015.

9 Alerian, November 2015.

denominated in US dollars, a stronger dollar is bearish for oil prices. Lastly, the United Nations/United States negotiations with Iran were finalized which would allow Iran to export its crude oil.10 Iran has claimed it can increase its production approximately 1 mmbpd within a year of getting its sanctions lifted which would just add to the currently over-supplied global crude markets.11

With macro indicators increasingly pointing to a prolonged commodity price slump, MLPs began scaling back capital expenditures (“capex”) and growth outlooks which accelerated selling in the space. We saw a semi-rally in October as investors received the final distributions for the year.

MLPs are currently caught in a vicious cycle where the elevated cost of equity is making issuing units a non-starter. With a need for capital, MLPs then turn to the debt markets only to find that non-investment grade yield spreads (especially in the energy space) have widened considerably in recent months making project financing more expensive.12

We believe that some degree of reason will return to the space in 2016. In our opinion, a key catalyst will be that investors regain confidence that the overwhelming majority of midstream MLPs will be able to maintain distributions and continue with drop-downs.13 The typical no/slow growth midstream MLP has historically traded at around an 8% yield.14,15 Currently, that same MLP yields about 11%.15,16 We expect to see some mean reversion as investors adjust to potentially lower growth in distributions but given the elevated current yields, investors are compensated while they wait.17,18

Summary

We remain confident in our strategy and our long-term investment philosophy remains focused on quality MLPs and Midstream Companies that have the potential to achieve above average distribution growth which, we believe, leads to potentially higher long-term returns for investors. However, we believe that we are entering a period of heightened volatility where investors will likely place a premium on safety and predictability rather than focusing mainly on dividend growth potential. Fortunately, we do not believe that the two characteristics are mutually exclusive. It is our opinion that successful MLPs achieve above average distribution growth in no small part because their operations allow them to outperform in both rising and falling macro commodity price environments. Being disciplined and sticking to our focus on choosing quality names using our “bottom up” stock selection approach will be more important than ever as the recent weakness in MLPs has potentially created an opportunity to build positions in names that are well positioned to weather the current volatility and emerge even stronger going forward.

10 Bloomberg, July 2015.

11 Bloomberg, November 2015.

12 Yield Spread—the difference in yields between two instruments. A widening spread means that the riskier instrument (in this case a bond issued by an energy company or MLP) has become relatively more expensive (i.e. investors are demanding more yield to hold).

13 Drop-down – when an MLP’s general partner sells (drops down) cash-flow producing assets to its underlying MLP. Typically, given valuation multiples for these two entities are such that the transaction can be structured so the cash flows are accretive to both parties.

14 Alerian, June 2006—November 2015.

15 The referenced yield is not representative of the Fund’s yield.

16 Alerian, November 2015.

17 Current Yield – the annual income (interest or dividends) divided by the current price of the security. This measure looks at the current price of a bond instead of its face value and represents the return an investor would expect if he or she purchased the bond and held it for a year. This measure is not an accurate reflection of the actual return that an investor will receive in all cases because bond and stock prices are constantly changing due to market factors.

18 Mean reversion – a theory suggesting that prices and returns eventually move back towards the mean or average.

Please visit our website at www.salientfunds.com for the latest updates. Note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of the Fund or of any securities mentioned in this letter.

Sincerely,

Gregory A. Reid

President, Salient MLP Complex

Salient Capital Advisors, LLC

(Unaudited)

Salient MLP & Energy Infrastructure Fund II

Value of a $1,000,000 Investment

The charts above represent a historical since inception performance comparison of a hypothetical $1,000,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-667-9228.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through July 31, 2016.

Alerian MLP Index (AMZ) is a composite of the 50 most prominent energy MLPs that provides investors with a comprehensive benchmark for this emerging asset class.

An investor may not invest directly in an index. Index performance does not reflect the deduction of fees and expenses.

Salient Broadmark Tactical Plus Fund Management Discussion of Fund Performance - Letter to Shareholders

Dear Fellow Shareholders:1

For the year ended December 31, 2015, the Salient Broadmark Tactical Plus Fund’s Class I shares returned -2.42%, slightly underperforming its primary benchmark, the S&P 500 Index, which returned 1.38%, and its peer group, the Morningstar Long/Short Equity Index, which returned -2.02%.

Share Class	Commencement Date	Net Performance without Sales Charge		S&P 500 Index[2] Return
		2015	Average Annual Since Inception	2015	Average Annual Since Inception of Fund Share Class

Class A (SBTAX)	12/31/2012	-2.59%	6.09%	1.38%	15.13%
Class C (SBTCX)	12/31/2012	-3.35%	5.30%	1.38%	15.13%
Class I (SBTIX)	12/31/2012	-2.42%	6.33%	1.38%	15.13%
Class F (BTPIX)	12/31/2012	-2.00%	6.69%	1.38%	15.13%

Share Class	Commencement Date	Net Performance with Maximum Sales Charge
		2015	Since Inception

Class A (SPTAX)	12/31/2012	-7.95%	4.12%
Class C (SPTCX)	12/31/2012	-4.30%	5.30%

Sources: Salient Advisors, LP and Barclay Hedge, December 31, 2015.

Returns above are as of December 31, 2015.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown. Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. To obtain performance information current to the most recent month-end please call 866-667-9228. The total annual gross and net operating expense ratios for the Fund based on the current Fund prospectus dated April 30, 2015, are as follows: Class A shares are 4.85% and 2.22% respectively, Class C shares are 77.50% and 2.97% respectively, Class I shares are 4.74% and 1.97% respectively and Class F shares are 3.10% and 1.66% respectively. The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 2.05% for Class A, 2.80% for Class C, 1.80% for Class I shares and 1.49% for Class F shares excluding certain expenses. This waiver of fees and/or reimbursement of expenses expire on July 31, 2016 for Class A, Class C and Class I, and expires on the third anniversary of the closing of the reorganization for Class F. Returns do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Class A/C/I shares of the Fund commenced operations on December 15, 2014. The returns prior to that date are those of the predecessor fund’s Institutional Class shares, which commenced operations on December 31, 2012. Performance for the period from 12/31/2012 to 12/12/2014 reflects the gross performance of the Institutional Class shares of the predecessor fund adjusted to apply the fees and anticipated expenses of Class A/C/I shares of the Fund. All share classes of the Fund are invested in the same portfolio of securities and returns only differ to the extent that fees and expenses of the classes are different.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

2 The S&P 500 (TR) Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. The S&P 500 Index assumes reinvestment of all dividends and distributions. Because indices cannot be invested in directly, the returns of the S&P 500 Index do not reflect a deduction for fees, expenses or taxes.

Annual Update

The market environment experienced in 2015 was historically the most challenging for our strategy. 2015 was a flat year in the equity markets with low volatility through the first seven months of the year. For the period of August through the end of the year, performance relative to the S&P 500 Index improved as volatility picked up.

The Fund performed as expected given the flat performance of the overall equity markets. With this strategy, excess returns are generated from the management of the exposure rather than security selection.

There was an occasional small use of put options during the year to protect the portfolio from identified events, such as Federal Reserve (Fed) meetings. The use of the options did not materially impact the Fund’s performance.

The year was punctuated by the December Fed meeting in which the benchmark interest rate was increased by 0.25% as was widely expected. Among the major factors the investment team will be watching in the near term are the following:

Monetary policy and credit spreads—the recent rise in credit spreads and the disruption in the high-yield market have degraded our credit models. A significant and further widening of credit spreads would be alarming and in our opinion most certainly bring on a bear market and recession.

Figure 1: High Yield Corporate Spread

Stock market breadth—while the S&P 500 Index is still near its all-time highs, only about 35% of all stocks are above their 10- and 30-week moving averages. We believe this type of divergence between large capitalization stocks and the rest of the market is not healthy. We would like to see broader market participation to give us more confidence in potential future gains. Continued poor breadth would be a sign of negative divergences.

Investor sentiment—we will be closely watching investors’ reactions to the recent rate hike. If sentiment gets far more optimistic than it is currently, this would be a negative factor in our work.

Figure 2: Intermediate-term sentiment.

Valuation—the U.S. stock market valuation has now matched its 2010 high in terms of the median price-earnings ratio on the S&P 500 Index and finished the year at its highest level in a decade. Other measures of sentiment, such as the price-sales ratio, Robert Shiller’s Cyclically Adjusted Price-to-Earnings (CAPE) ratio and margin debt, are at historic highs. There is little room for error in the expectations of future growth of earnings.

The Fund’s average market exposure as of December 31, 2015 is shown below:

Average Market Exposure – Net Long

For Quarter Ending December 31, 2015

Investment Strategies and Techniques

The Fund seeks to produce, in any market environment, above-average risk-adjusted returns and less downside volatility than the S&P 500 Index. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of instruments that provide exposure to U.S. and non-U.S. equity securities. The Fund can invest in futures and options on securities, securities indices and shares of exchange-traded funds (ETFs). The Fund can also invest in equity securities (such as common stocks, preferred stocks and shares of investment companies, including ETFs) of U.S. and non-U.S. issuers, in any industry sector and in all market capitalization ranges, including small capitalization stocks, without limitation.

Investment decisions for the Fund are derived from a blend of qualitative and quantitative methodologies. The qualitative component includes: market valuation, monetary policy and investor sentiment. The quantitative analysis involves proprietary volume and breadth indicators, market trends and mean reversion.

The combination of this qualitative and quantitative approach is a documented method the Portfolio Manager designed and has followed for decades. The strategy for the Fund is to have aggressive positions early in trends and reduced exposure prior to drawdowns. The Fund’s correlation to traditional equity benchmarks will likely increase in bull markets and decrease in bear markets, as the portfolio’s exposure shifts direction.

The Fund’s exposure is continuously managed using these indicators by taking “long” and “short” positions in equity market indices; attempting to sidestep market downturns while looking to prudently participate in upward trends. The Fund’s exposure can range from a maximum of 200% net long to 100% net short.

Summary

The real factor in equity markets’ instability, in addition to the shift in monetary policy, is the instability in the Chinese currency. Elevated credit spreads are a big concern as historically the recessions of 2000—2003 and 2007—2011 were preceded by a widening of spreads. We continue to believe that the Salient Broadmark Tactical Plus fund is ideally suited to this more volatile stock market environment.

We look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned herein.

Sincerely,

Chris Guptill

Portfolio Manager

Broadmark Asset Management LLC

(Unaudited)

Salient Broadmark Tactical Plus Fund

Value of a $1,000,000 Investment

The charts above represent a historical since inception performance comparison of a hypothetical $1,000,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-667-9228.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for Class F through December 31, 2017 and for Classes A, C and I through July 31, 2016.

The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. The S&P 500 Index assumes reinvestment of all dividends and distributions. Because indices cannot be invested in directly, the returns of the S&P 500 Index do not reflect a deduction for fees, expenses or taxes.

Expense Examples

Table of Shareholder Expenses—as of December 31, 2015 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period (1) 7/1/15 – 12/31/15	Annualized Expense Ratio During Period 7/1/15 – 12/31/15
Salient Risk Parity Fund	Class A	$1,000.00	$910.20	$7.61	1.58%
	Class C	1,000.00	906.90	11.20	2.33%
	Class I	1,000.00	912.20	6.41	1.33%
Salient Trend Fund	Class A	1,000.00	1,061.70	8.99	1.73%
	Class C	1,000.00	1,057.20	12.86	2.48%
	Class I	1,000.00	1,061.80	7.69	1.48%
Salient MLP & Energy Infrastructure Fund II	Class A(2)	1,000.00	570.10	4.63	1.17%
	Class C(2)	1,000.00	568.20	7.63	1.93%
	Class I(2)	1,000.00	571.00	3.64	0.92%
Salient Broadmark Tactical Fund	Class A	1,000.00	1,033.30	10.51	2.05%
	Class C	1,000.00	1,029.90	14.33	2.80%
	Class I	1,000.00	1,034.20	9.23	1.80%
	Class F	1,000.00	1,036.80	7.65	1.49%

(1) Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

(2) Expense ratios reflect a decrease in the net expense ratio during the six months ended December 31, 2015, due to the estimated deferred tax benefit as a result of a decline in the market values of the MLP Energy Fund’s investments acquired by its MLP Subsidiary. See notes 1 and 4 for further information.

Table of Shareholder Expenses—as of December 31, 2015 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period (1) 7/1/15 – 12/31/15	Annualized Expense Ratio During Period 7/1/15 – 12/31/15
Salient Risk Parity Fund	Class A	$1,000.00	$1,017.24	$8.03	1.58%
	Class C	1,000.00	1,013.46	11.82	2.33%
	Class I	1,000.00	1,018.50	6.77	1.33%
Salient Trend Fund	Class A	1,000.00	1,016.48	8.79	1.73%
	Class C	1,000.00	1,012.70	12.58	2.48%
	Class I	1,000.00	1,017.74	7.53	1.48%
Salient MLP & Energy Infrastructure Fund II	Class A(2)	1,000.00	1,019.31	5.96	1.17%
	Class C(2)	1,000.00	1,015.48	9.80	1.93%
	Class I(2)	1,000.00	1,020.57	4.69	0.92%
Salient Broadmark Tactical Fund	Class A	1,000.00	1,014.87	10.41	2.05%
	Class C	1,000.00	1,011.09	14.19	2.80%
	Class I	1,000.00	1,016.13	9.15	1.80%
	Class F	1,000.00	1,017.69	7.58	1.49%

(1) Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

(2) Expense ratios reflect a decrease in the net expense ratio during the six months ended December 31, 2015, due to the estimated deferred tax benefit as a result of a decline in the market values of the MLP Energy Fund’s investments acquired by its MLP Subsidiary. See notes 1 and 4 for further information.

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments

December 31, 2015

Fair Value
Purchased Swaptions (Cost $8,942,014)	$9,001,105

Total Investments—15.9% (Cost $8,942,014)	9,001,105
Other Assets and Liabilities—84.1%	47,549,172

Total Net Assets—100.0%	$56,550,277

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Treasury Bond	March 2016	160	$14,790,610	$(22,422)
10 Year Canada Bond	March 2016	100	10,190,820	178,879
10 Year Japan Government Bond	March 2016	9	11,161,258	23,707
10 Year U.S. Treasury Note	March 2016	309	38,905,030	(111,242)
Amsterdam Exchanges Index	January 2016	52	4,993,198	49,136
ASX SPI 200 Index	March 2016	11	1,053,177	59,268
Brent Crude*	January 2016	1	37,670	(7,192)
CAC 40 10 Euro	January 2016	108	5,443,421	1,097
Cocoa*	March 2016	21	674,310	(11,556)
Coffee ‘C’*	March 2016	16	760,200	23,501
Copper*	March 2016	4	213,500	(7,998)
Corn*	March 2016	66	1,183,875	(72,518)
Cotton No.2*	March 2016	23	727,720	7,520
E-Mini S&P 500	March 2016	118	12,008,860	(27,569)
E-Mini S&P Midcap 400	March 2016	5	696,750	(2,591)
Euro-Bund	March 2016	68	11,668,543	47,041
FTSE/JSE Top 40 Index	March 2016	17	509,132	22,311
FTSE/MIB Index	March 2016	35	4,077,312	(21,365)
Gasoline RBOB*	January 2016	38	2,028,516	(19,726)
German Stock Index	March 2016	10	2,926,220	45,939
Gold 100 Oz*	February 2016	74	7,845,480	(179,205)
Hang Seng China Enterprises Index	January 2016	3	187,844	(1,692)
Lean Hogs*	February 2016	29	693,680	(10,169)
Long Gilt	March 2016	201	34,595,714	(144,098)
MSCI Taiwan Stock Index	January 2016	3	91,320	(761)
Natural Gas*	January 2016	108	2,523,960	126,535
NY Harbor ULSD*	January 2016	5	236,019	(24,625)
OMXS 30 Index	January 2016	129	2,214,330	19,074
Russell 2000 Mini Index	March 2016	42	4,752,300	12,928
Soybean*	March 2016	12	518,550	(7,423)
Sugar#11*	February 2016	1	17,069	3,469

See accompanying Notes to Financial Statements.

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments, continued

December 31, 2015

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Tokyo Price Index	March 2016	23	$2,961,599	$(10,003)
Wheat*	March 2016	71	1,668,500	(154,495)
Zinc*	February 2016	9	360,956	15,786

			$182,717,443	$(200,459)

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
FTSE 100 Index	March 2016	26	$2,375,308	$(64,475)
Hang Seng Index	January 2016	10	1,413,585	(2,628)
IBEX 35 Index	January 2016	15	1,552,695	2,106
Live Cattle*	February 2016	2	109,440	(2,952)
S&P/Toronto Stock Exchange 60 Index	March 2016	29	3,189,895	(54,379)
SGX MSCI Singapore Index	January 2016	35	799,125	(1,989)
SGX S&P CNX Nifty Index	January 2016	77	1,223,992	727
Silver*	March 2016	11	759,165	14,407

			$11,423,205	$(109,183)

*	All or a portion of these investments are held by Salient Risk Parity Offshore Fund, Ltd. (the “Risk Parity Subsidiary”)

Total Return Swap Agreements—Long Positions:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
KOSPI 200 Index	Goldman Sachs	3/15/16	$307,664	$3,803

Total Return Swap Agreements—Short Positions:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Ibovespa Index	Goldman Sachs	2/22/16	$11,091	$452

See accompanying Notes to Financial Statements.

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments, continued

December 31, 2015

Over-The-Counter Purchased Swaptions:

Description	Counterparty	Put/Call	Exercise Price	Expiration Date	Notional Value (Local currency)	Premium	Value	Unrealized Appreciation (Depreciation)
The Markit CDX North America High Yield Index	Goldman Sachs International	Call	$80	1/20/16	$9,900,000	$2,269,080	$2,322,223	$53,143
The Markit CDX North America Investment Grade Index	Goldman Sachs International	Call	$250	1/20/16	$33,000,000	2,154,900	2,154,350	(550)
The Markit iTraxx Europe Crossover Index	Goldman Sachs International	Call	€250	1/20/16	€30,000,000	2,384,328	2,390,696	6,368
The Markit iTraxx Europe Index	Goldman Sachs International	Call	€1,000	1/20/16	€9,000,000	2,133,706	2,133,836	130

						$8,942,014	$9,001,105	$59,091

Forward Foreign Currency Exchange Contracts:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation (Depreciation)
Short Contracts:
Euro	Goldman Sachs	2/12/16	8,600,000	$9,378,300	$9,354,572	$23,728

				$9,378,300	$9,354,572	$23,728

Allocation of Portfolio Holdings:

Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Commodity Risk	$20,358,610	7.0%
Credit Risk	85,280,130	29.5%
Equity Risk	52,788,818	18.3%
Foreign Exchange Rate Risk	9,378,300	3.2%
Interest Rate Risk	121,311,975	42.0%

Total	$289,117,833	100.0%

See accompanying Notes to Financial Statements.

SALIENT TREND FUND

Consolidated Schedule of Investments

December 31, 2015

Other Assets and Liabilities—100.0%	$59,806,333

Net Assets—100.0%	$59,806,333

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Treasury Bond	March 2016	74	$6,840,657	$(9,618)
10 Year Canada Bond	March 2016	128	13,044,250	90,181
10 Year Japan Government Bond	March 2016	33	40,924,613	86,925
10 Year U.S. Treasury Note	March 2016	69	8,687,531	(31,562)
Amsterdam Exchanges Index	January 2016	76	7,297,751	77,172
CAC 40 10 Euro	January 2016	157	7,913,121	(789)
Cocoa*	March 2016	233	7,481,630	(203,813)
Cotton No.2*	March 2016	262	8,289,680	57,065
E-Mini S&P 500	March 2016	66	6,716,820	(10,529)
E-Mini S&P Midcap 400	March 2016	10	1,393,500	1,227
Euro-Bund	March 2016	89	15,272,063	50,418
FTSE/JSE Top 40 Index	March 2016	84	2,515,710	78,195
FTSE/MIB Index	March 2016	46	5,358,753	(12,139)
German Stock Index	March 2016	17	4,974,574	70,510
Long Gilt	March 2016	18	3,098,124	(12,740)
OMXS 30 Index	January 2016	144	2,471,810	21,429
Tokyo Price Index	March 2016	70	9,013,563	(40,804)

			$151,294,150	$211,128

Futures Contracts Sold:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
ASX SPI 200 Index	March 2016	37	$3,542,504	$(163,590)
Brent Crude*	January 2016	53	1,996,510	162,318
Coffee ‘C’*	March 2016	65	3,088,313	(141,705)
Copper*	March 2016	29	1,547,875	53,490
Corn*	March 2016	224	4,018,000	132,146
FTSE 100 Index	March 2016	42	3,837,036	(102,317)
Gasoline RBOB*	January 2016	13	693,966	(7,845)
Gold 100 Oz*	February 2016	43	4,558,860	105,802
Hang Seng China Enterprises Index	January 2016	56	3,506,413	30,320
Hang Seng Index	January 2016	22	3,109,887	(5,782)
IBEX 35 Index	January 2016	63	6,521,318	45,247

See accompanying Notes to Financial Statements.

SALIENT TREND FUND

Consolidated Schedule of Investments, continued

December 31, 2015

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
ICE Gas Oil*	February 2016	50	$1,671,250	$205,894
Lean Hogs*	February 2016	144	3,444,480	(147,732)
Live Cattle*	February 2016	95	5,198,400	(137,366)
LME Lead*	February 2016	49	2,201,938	(114,154)
LME Primary Aluminum*	February 2016	100	3,771,875	(54,824)
LME Primary Nickel*	February 2016	38	2,006,742	(26,971)
MSCI Taiwan Stock Index	January 2016	70	2,130,800	17,022
Natural Gas*	January 2016	145	3,388,650	(349,746)
NY Harbor ULSD*	January 2016	17	802,465	104,908
NYMEX WTI Crude*	January 2016	42	1,555,680	67,200
Russell 2000 Mini Index	March 2016	13	1,470,950	13,609
S&P/Toronto Stock Exchange 60 Index	March 2016	81	8,909,707	(164,056)
SGX MSCI Singapore Index	January 2016	296	6,758,315	(18,217)
SGX S&P CNX Nifty Index	January 2016	505	8,027,480	4,590
Silver*	March 2016	56	3,864,840	138,839
Soybean*	March 2016	75	3,240,938	85,906
Sugar#11*	February 2016	33	563,270	(101,488)
Wheat*	March 2016	162	3,807,000	277,527
Zinc*	February 2016	71	2,847,544	(123,130)

			$102,083,006	$(214,105)

*	All or a portion of these investments are held by Salient Trend Offshore Fund Ltd. (the “Trend Subsidiary”).

Total Return Swap Agreements—Short Positions:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Ibovespa Index	Goldman Sachs	2/22/16	$2,961,303	$116,515
KOSPI 200 Index	Goldman Sachs	3/15/16	3,589,418	(39,486)

			$6,550,721	$77,029

Allocation of Portfolio Holdings:

Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Commodity Risk	$70,039,906	26.9%
Equity Risk	102,020,733	39.3%
Interest Rate Risk	87,867,238	33.8%

Total	$259,927,877	100.0%

See accompanying Notes to Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Schedule of Investments

December 31, 2015

	Shares/Units	Fair Value

Master Limited Partnerships and Related Companies—100.3%
Diversified Energy—31.9%
United States—31.9%
Enbridge Energy Management, L.L.C.(1)(2)	3,206,601	$71,603,400
Energy Transfer Equity, L.P.(2)	356,044	4,892,045
Energy Transfer Partners, L.P.(2)	208,847	7,044,409
Enterprise Products Partners L.P.(2)	664,376	16,994,738
NGL Energy Partners LP(2)	877,671	9,689,488
ONEOK, Inc.	2,471,776	60,953,996
SemGroup Corporation	1,573,438	45,409,421
The Williams Companies, Inc.	2,678,940	68,848,758

		285,436,255

Gathering & Processing—13.6%
United States—13.6%
Antero Midstream Partners LP(2)	919,916	20,992,483
EnLink Midstream, LLC	3,219,333	48,579,734
Summit Midstream Partners, LP(2)	553,020	10,358,065
Targa Resources Corp.	1,005,845	27,218,166
Western Gas Equity Partners, LP(2)	397,524	14,426,146

		121,574,594

Liquids Transportation & Storage—20.2%
United Kingdom—4.8%
VTTI Energy Partners LP(2)	2,054,720	42,594,346

United States—15.4%
ARC Logistics Partners LP(2)	276,506	3,669,235
Buckeye Partners, L.P.(2)	124,739	8,227,784
Genesis Energy, L.P.(2)	333,092	12,237,800
Magellan Midstream Partners, L.P.(2)	179,130	12,166,510
PBF Logistics LP(2)	117,634	2,512,662
Plains GP Holdings, L.P., Class A(2)	7,025,455	66,390,550
Rose Rock Midstream, L.P.(2)	86,254	1,297,260
Shell Midstream Partners, L.P.(2)	453,465	18,827,867
Sunoco Logistics Partners L.P.(2)	496,660	12,764,162

		180,688,176

Natural Gas Pipelines & Storage—18.6%
United States—18.6%
Dominion Midstream Partners, LP(2)	444,236	13,620,276
EQT GP Holdings, LP(2)	410,796	8,528,125
EQT Midstream Partners, LP(2)	183,205	13,824,649
Spectra Energy Corp.	2,354,313	56,362,253
Tallgrass Energy GP, LP(2)	3,335,271	53,264,278
Tallgrass Energy Partners, LP(2)	508,403	20,951,288

		166,550,869

See accompanying Notes to Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Schedule of Investments, continued

December 31, 2015

	Shares/Units	Fair Value

Oil, Gas & Consumable Fuels—2.0%
United States—2.0%
Columbia Pipeline Group, Inc.	451,596	$9,031,920
Rice Midstream Partners LP(2)	666,409	8,989,857

		18,021,777

Tankers—5.8%
Bermuda—2.4%
Golar LNG Partners LP(2)	1,593,436	21,320,174

Republic of the Marshall Islands—1.5%
Navios Maritime Partners L.P.(2)	361,802	1,092,642
Teekay Offshore Partners L.P.(2)	1,921,506	12,451,359

United States—1.9%
Capital Product Partners L.P.(2)	3,034,816	16,752,184

		51,616,359

Transportation Infrastructure—5.0%
United States—5.0%
Macquarie Infrastructure Company LLC	614,223	44,592,590

		44,592,590

Utilities—3.2%
United States—3.2%
NRG Yield, Inc., Class A	1,037,822	14,436,104
NRG Yield, Inc., Class C	932,145	13,758,460

		28,194,564

Total Master Limited Partnerships and Related Companies (Cost $1,406,509,950)		896,675,184

Total Investments—100.3% (Cost $1,406,509,950)		896,675,184
Other Assets and Liabilities—(0.3)%		(2,662,162)

Total Net Assets—100.0%		$894,013,022

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1)	Distributions are paid-in-kind.
(2)	Non-income producing security.

See accompanying Notes to Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Schedule of Investments, continued

December 31, 2015

Allocation of Portfolio Holdings:

Salient MLP & Energy Infrastructure Fund II invested in the following industries as of December 31, 2015:

	Value	% of Total Investments
Diversified Energy	$285,436,255	31.7%
Gathering & Processing	121,574,594	13.6%
Liquids Transportation & Storage	180,688,176	20.2%
Natural Gas Pipelines & Storage	166,550,869	18.6%
Oil, Gas & Consumable Fuels	18,021,777	2.0%
Tankers	51,616,359	5.8%
Transportation Infrastructure	44,592,590	5.0%
Utilities	28,194,564	3.1%

Total	$896,675,184	100.0%

Salient MLP & Energy Infrastructure Fund II invested in securities with exposure to the following countries as of December 31, 2015:

	Value	% of Total Investments
Bermuda	$21,320,174	2.4%
Republic of the Marshall Islands	13,544,001	1.5%
United Kingdom	42,594,346	4.8%
United States	819,216,663	91.3%

Total	$896,675,184	100.0%

See accompanying Notes to Financial Statements.

SALIENT BROADMARK TACTICAL PLUS FUND

Schedule of Investments

December 31, 2015

	Principal Amount/Shares	Fair Value

Money Market Fund—85.5%
United States—85.5%
Fidelity Institutional Prime Money Market Fund, 0.10%(1)	$17,598,711	$17,598,711

Total Money Market Fund (Cost $17,598,711)		17,598,711

U.S. Treasury Obligation—0.5%
United States—0.5%
U.S. Treasury Bill, 0.07%(2), 1/14/16	100,000	99,997

Total U.S. Treasury Obligation (Cost $99,994)		99,997

Total Investments—86.0% (Cost $17,698,705)		17,698,708
Other Assets and Liabilities—14.0%		2,873,490

Total Net Assets—100.0%		$20,572,198

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1)	The rate shown is the 7-day effective yield as of December 31, 2015.
(2)	Rate represents the effective yield at purchase.

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500	March 2016	202	$20,557,540	$(169,085)

			$20,557,540	$(169,085)

Allocation of Portfolio Holdings:

Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Equity Risk	$20,557,540	100.0%

Total	$20,557,540	100.0%

See accompanying Notes to Financial Statements.

SALIENT BROADMARK TACTICAL PLUS FUND

Schedule of Investments, continued

December 31, 2015

Salient Broadmark Tactical Plus Fund invested in the following industries as of December 31, 2015:

	Value	% of Total Investments
Money Market Fund	$17,598,711	99.4%
U.S. Treasury Obligation	99,997	0.6%

Total	$17,698,708	100.0%

Salient Broadmark Tactical Plus Fund invested in securities with exposure to the following countries as of December 31, 2015:

	Value	% of Total Investments
United States	$17,698,708	100.0%

Total	$17,698,708	100.0%

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Assets and Liabilities

December 31, 2015

	Risk Parity Fund	Trend Fund	MLP Energy	Broadmark Tactical
	(Consolidated)	(Consolidated)	Fund	Plus Fund
Assets:
Investments at cost	$8,942,014	$—	$1,406,509,950	$17,698,705

Investments at fair value	9,001,105	—	896,675,184	17,698,708
Cash and cash equivalents	37,042,936	46,990,972	7,446,164	—
Foreign currencies	4,569,691 (1)	—	—	—
Deposits with brokers for futures contracts	6,649,870	12,334,262	—	500,940
Segregated cash for collateral	—	1,530,000	—	2,321,025
Unrealized appreciation on forward foreign currency exchange contracts	23,728	—	—	—
Unrealized gain on swap agreements	4,255	116,515	—	—
Dividends and interest receivable	2,468	2,950	862	1,645
Receivable for capital shares issued	29,053	12,330	12,439,226	2,710
Receivable from investments sold	—	—	283,663	251,212
Receivable on swap agreements	5,097	7,200	—	—
Variation margin on futures contracts	205,653	—	—	—
Receivable from Adviser	—	—	—	99,301
Prepaids and other assets	18,394	23,398	178,057	14,739

Total assets	57,552,250	61,017,627	917,023,156	20,890,280

Liabilities:
Payable for investments purchased	—	—	—	42,744
Payable for capital shares redeemed	798,456	258,729	20,498,924	7,074
Variation margin on futures contracts	101,206	799,327	—	187,202
Unrealized loss on swap agreements	—	39,486	—	—
Payable to Adviser	28,372	19,202	794,912	—
Distribution and services fees payable	3,327	1,421	95,152	739
Trustee fees payable	—	5,808	5,809	5,812
Deferred tax liability	—	—	1,007,353	—
Accounts payable and accrued expenses	70,612	87,321	607,984	74,511

Total liabilities	1,001,973	1,211,294	23,010,134	318,082

Net Assets	$56,550,277	$59,806,333	$894,013,022	$20,572,198

Composition of Net Assets:
Paid-in capital	$89,066,774	$66,315,552	$1,692,722,833	$20,935,153
Accumulated net investment income (loss)	(355,169)	(3,775,420)	(33,239,028)	(323,970)
Accumulated net realized gains (losses)	(31,931,879)	(2,828,385)	(254,628,664)	130,097
Unrealized appreciation (depreciation) on investments	(229,449)	94,586	(510,842,119)	(169,082)

Net Assets	$56,550,277	$59,806,333	$894,013,022	$20,572,198

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Assets and Liabilities, continued

December 31, 2015

	Risk Parity Fund	Trend Fund	MLP Energy	Broadmark Tactical
	(Consolidated)	(Consolidated)	Fund	Plus Fund
Net Assets:
Class A Shares	$5,212,948	$3,700,123	$127,068,800	$3,488,708
Class C Shares	2,349,185	800,246	78,111,741	49,618
Class I Shares	48,988,144	55,305,964	688,832,481	539,169
Class F Shares	—	—	—	16,494,703

	$56,550,277	$59,806,333	$894,013,022	$20,572,198

Shares Outstanding:
Class A Shares	738,067	329,020	17,948,423	308,653
Class C Shares	343,304	72,452	11,102,450	4,425
Class I Shares	6,865,575	4,910,285	97,444,689	47,611
Class F Shares	—	—	—	1,451,005
Net Asset Value, Offering Price and Redemption Price:
Class A Shares	$7.06	$11.25	$7.08	$11.30
Class C Shares	$6.84	$11.05	$7.04	$11.21
Class I Shares	$7.14	$11.26	$7.07	$11.32
Class F Shares	$—	$—	$—	$11.37
Maximum Sales Charge—Class A Shares	5.50%	5.50%	5.50%	5.50%

Maximum Offering Price per share—Class A Shares (Net Asset Value / (100%—maximum sales charge))	$7.47	$11.90	$7.49	$11.96

(1)	Cost of foreign currencies for Risk Parity Fund is $4,223,570.

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Operations

Year Ended December 31, 2015

	Risk Parity Fund (Consolidated)	Trend Fund (Consolidated)	MLP Energy Fund
Investment Income:
Distributions from master limited partnerships	$—	$—	$20,206,084
Less return of capital on distributions	—	—	(20,206,084)

Net distributions from master limited partnerships	—	—	—
Dividends from master limited partnership related companies	—	—	55,354,444
Less return of capital on dividends	—	—	(16,848,270)

Net dividends from master limited partnership related companies	—	—	38,506,174
Interest income	118,484	51,907	69,441
Other income	—	—	227,331
Foreign tax withholding	—	—	(19,836)

Total Investment Income	118,484	51,907	38,783,110

Operating Expenses:
Investment management fees	900,111	528,149	14,706,676
Administration fees	73,731	155,885	908,208
Distribution and service fees, Class A	16,938	11,667	491,482
Distribution and service fees, Class C	30,649	3,757	1,369,805
Administrative services fees, Class A	4,955	3,903	164,588
Administrative services fees, Class C	2,227	409	110,510
Administrative services fees, Class I	60,553	46,258	994,318
Audit fees	33,707	33,656	40,742
Custodian fees	21,065	16,587	89,724
Legal fees	26,488	12,180	366,421
Registration and filing fees	49,286	66,591	168,945
Tax preparation fees	19,371	19,381	242,361
Transfer agent fees	38,513	35,669	250,469
Trustees fees	54,595	54,890	54,891
Other expenses	63,453	48,642	483,451

Total Expenses Before Fee Reductions	1,395,642	1,037,624	20,442,591

Less expenses contractually waived/reimbursed by the Adviser	(92,467)	(156,978)	—

Net Expenses	1,303,175	880,646	20,442,591

Net Investment Income (Loss), Before Income Taxes	(1,184,691)	(828,739)	18,340,519

Deferred tax expense (benefit)	—	—	—

Net Investment Income (Loss)	(1,184,691)	(828,739)	18,340,519

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments and foreign currency translations	(1,241,015)	(69,136)	(300,467,328)
Net realized gain (loss) on written option contracts	—	—	3,565,977
Net realized gain (loss) on futures contracts	(5,948,489)	4,851,597	—
Net realized gain (loss) on swap agreements	902,795	182,242	—

Net realized gain (loss), before income taxes	(6,286,709)	4,964,703	(296,901,351)
Deferred tax expense (benefit)	—	—	—
Net realized gain (loss)	(6,286,709)	4,964,703	(296,901,351)
Change in unrealized appreciation/depreciation on investments, before income taxes	(3,354,923)	(4,516,171)	(591,408,604)

Deferred tax expense (benefit)	—	—	(2,426,364)

Change in unrealized appreciation/depreciation on investments	(3,354,923)	(4,516,171)	(588,982,240)

Net Realized and Unrealized Gain (Loss) on Investments	(9,641,632)	448,532	(885,883,591)

Change in Net Assets Resulting from Operations	$(10,826,323)	$(380,207)	$(867,543,072)

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Operations, continued

Year Ended December 31, 2015

Broadmark Tactical Plus Fund
Investment Income:
Dividends	$18,313
Interest	3,547

Total Investment Income	21,860

Expenses
Investment management fees	336,387
Administration fees	10,541
Distribution and services fees, Class A	5,016
Distribution and services fees, Class C	322
Administrative services fees, Class A	2,273
Administrative services fees, Class C	34
Administrative services fees, Class I	465
Administrative services fees, Class F	21,641
Registration and filing fees, Class A	23,279
Registration and filing fees, Class C	22,888
Registration and filing fees, Class I	22,797
Registration and filing fees, Class F	29,364
Transfer agent fees, Class A	7,090
Transfer agent fees, Class C	7,154
Transfer agent fees, Class I	7,047
Transfer agent fees, Class F	7,268
Printing fees, Class A	1,771
Printing fees, Class C	214
Printing fees, Class I	713
Printing fees, Class F	27,388
Audit fees	47,907
Custodian fees	5,545
Legal fees	32,076
Tax preparation fees	1,737
Trustees fees	52,648
Other expenses	31,932

Total Expenses	705,497
Fee reductions and/or expense reimbursements by the Adviser	(346,563)

Net Expenses	358,934

Net Investment Income (Loss)	(337,074)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gain (loss) on investments	764,888
Net realized gain (loss) on written option contracts	152,775
Net realized gain (loss) on futures contracts	292,935
Change in unrealized appreciation/depreciation on:
Investments	(1,390,989)
Futures contracts	(130,071)
Options contracts written	(157,195)

Net Realized and Unrealized Gains (Losses) on Investments	(467,657)

Change in Net Assets Resulting from Operations	$(804,731)

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets

	Risk Parity Fund (Consolidated)		Trend Fund (Consolidated)
	For the Year ended December 31, 2015	For the Year ended December 31, 2014	For the Year ended December 31, 2015	For the Year ended December 31, 2014
Operations:
Net investment income (loss), net of income taxes	$(1,184,691)	$(1,151,486)	$(828,739)	$(649,549)
Net realized gain (loss) on investments, net of income taxes	(6,286,709)	11,083,322	4,964,703	(3,431,080)
Change in unrealized appreciation/depreciation on investments, net of income taxes	(3,354,923)	2,453,208	(4,516,171)	3,710,414

Change in net assets resulting from operations	(10,826,323)	12,385,044	(380,207)	(370,215)

Distributions:
In excess of net investment income:
Class A Shares	—	—	(26,022)	—
Class C Shares	—	—	(2,707)	—
Class I Shares	—	—	(507,890)	—
Net realized gains:
Class A Shares	(693,542)	(534,853)	(160,515)	(262,633)
Class C Shares	(307,313)	(292,762)	(33,826)	(1,558)
Class I Shares	(6,465,321)	(10,029,279)	(2,442,152)	(1,962,743)

Change in Net Assets resulting from distributions	(7,466,176)	(10,856,894)	(3,173,112)	(2,226,934)

Change in Net Assets resulting from capital transactions	(17,846,977)	(10,723,312)	20,106,642	(29,439,889)

Change in Net Assets	(36,139,476)	(9,195,162)	16,553,323	(32,037,038)
Net Assets:
Beginning of period	92,689,753	101,884,915	43,253,010	75,290,048

End of period	$56,550,277	$92,689,753	$59,806,333	$43,253,010

Accumulated net investment income (loss):	$(355,169)	$(99,654)	$(3,775,420)	$(2,487,964)

Capital Transactions:
Class A Shares
Proceeds from shares issued	$5,828,887	$6,026,390	$3,927,982	$3,293,882
Dividends reinvested	472,927	279,604	186,536	262,500
Value of shares redeemed	(4,178,906)	(7,117,406)	(5,010,893)	(1,720,506)

Class A Shares capital transactions	2,122,908	(811,412)	(896,375)	1,835,876

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Risk Parity Fund (Consolidated)		Trend Fund (Consolidated)
	For the Year ended December 31, 2015	For the Year ended December 31, 2014	For the Year ended December 31, 2015	For the Year ended December 31, 2014
Class C Shares
Proceeds from shares issued	$1,856,985	$1,292,786	$881,874	$22,025
Dividends reinvested	305,533	281,484	36,533	1,558
Value of shares redeemed	(1,577,973)	(287,075)	(91,391)	(99,425)

Class C Shares capital transactions	584,545	1,287,195	827,016	(75,842)

Class I Shares
Proceeds from shares issued	29,912,469	34,930,447	35,414,371	17,517,493
Dividends reinvested	5,727,717	6,998,795	2,792,438	1,488,628
Value of shares redeemed	(56,194,616)	(53,128,337)	(18,030,808)	(50,206,044)

Class I Shares capital transactions	(20,554,430)	(11,199,095)	20,176,001	(31,199,923)

Change in Net Assets resulting from capital transactions	$(17,846,977)	$(10,723,312)	$20,106,642	$(29,439,889)

Share Transactions:
Class A Shares
Issued	639,627	619,991	326,316	308,639
Reinvested	67,082	30,491	16,343	22,265
Redeemed	(490,765)	(725,042)	(428,347)	(174,362)

Change in Class A Shares	215,944	(74,560)	(85,688)	156,542

Class C Shares
Issued	208,134	134,043	74,896	2,162
Reinvested	44,734	31,311	3,269	134
Redeemed	(191,836)	(30,069)	(8,171)	(10,411)

Change in Class C Shares	61,032	135,285	69,994	(8,115)

Class I Shares
Issued	3,233,646	3,587,476	2,977,955	1,726,372
Reinvested	804,455	758,266	243,869	126,048
Redeemed	(6,505,739)	(5,475,998)	(1,526,117)	(5,201,768)

Change in Class I Shares	(2,467,638)	(1,130,256)	1,695,707	(3,349,348)

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	MLP Energy Fund	MLP Energy Fund (Consolidated)
	For the Year ended December 31, 2015	For the Year ended December 31, 2014
Operations:
Net investment income (loss), net of income taxes	$18,340,519	$5,074,684
Net realized gain (loss) on investments, net of income taxes	(296,901,351)	(20,969,239)
Change in unrealized appreciation/depreciation on investments, net of income taxes	(588,982,240)	16,510,018

Change in net assets resulting from operations	(867,543,072)	615,463

Distributions:
Net investment income:
Class A Shares	(2,098,175)	(944,423)
Class C Shares	(665,415)	(383,886)
Class I Shares	(15,576,929)	(3,746,375)
In excess of net investment income:
Class A Shares	(714,595)	(501,830)
Class C Shares	(226,627)	(203,982)
Class I Shares	(5,305,181)	(1,990,679)
Return of capital:
Class A Shares	(7,015,157)	(6,221,613)
Class C Shares	(4,987,653)	(2,528,943)
Class I Shares	(44,234,859)	(24,680,155)

Change in Net Assets resulting from distributions	(80,824,591)	(41,201,886)

Change in Net Assets resulting from capital transactions	367,167,611	1,006,766,028

Change in Net Assets	(581,200,052)	966,179,605
Net Assets:
Beginning of period	1,475,213,074	509,033,469

End of period	$894,013,022	$1,475,213,074

Accumulated net investment income (loss)	$(33,239,028)	$15,601,968

Capital Transactions:
Class A Shares
Proceeds from shares issued	$187,448,067	$231,882,215
Dividends reinvested	9,451,803	7,516,772
Value of shares redeemed	(120,329,007)	(232,435,073)

Class A Shares capital transactions	76,570,863	6,963,914

Class C Shares
Proceeds from shares issued	45,787,217	127,282,819
Dividends reinvested	5,834,883	3,062,231
Value of shares redeemed	(44,973,982)	(12,452,847)

Class C Shares capital transactions	6,648,118	117,892,203

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	MLP Energy Fund	MLP Energy Fund (Consolidated)
	For the Year ended December 31, 2015	For the Year ended December 31, 2014
Class I Shares
Proceeds from shares issued	$1,234,446,912	$1,109,446,916
Dividends reinvested	58,366,806	23,370,103
Value of shares redeemed	(1,008,865,088)	(250,907,108)

Class I Shares capital transactions	283,948,630	881,909,911

Change in Net Assets resulting from capital transactions	$367,167,611	$1,006,766,028

Share Transactions:
Class A Shares
Issued	15,770,292	16,680,467
Reinvested	829,859	540,690
Redeemed	(12,008,848)	(15,421,591)

Change in Class A Shares	4,591,303	1,799,566

Class C Shares
Issued	4,239,493	8,920,936
Reinvested	508,091	215,813
Redeemed	(4,823,552)	(908,799)

Change in Class C Shares	(75,968)	8,227,950

Class I Shares
Issued	118,290,352	77,682,089
Reinvested	5,120,563	1,638,982
Redeemed	(112,429,383)	(18,245,922)

Change in Class I Shares	10,981,532	61,075,149

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Salient Broadmark Tactical Plus Fund
	For the Year ended December 31, 2015	For the period December 1, 2014(1) through December 31, 2014	For the Year ended November 30, 2014(2)
Operations:
Net investment income (loss)	$(337,074)	$75,196	$(112,598)
Net realized gains (losses) from:
Investments	764,888	—	(371,881)
Options contracts written	152,775	6,112	29,605
Futures contracts	292,935	(1,786)	303,105
Change in unrealized appreciation/depreciation on:
Investments	(1,390,989)	96,043	1,505,463
Options contracts written	(130,071)	(509,238)	—
Futures contracts	(157,195)	(96,477)	382,482

Change in net assets resulting from operations	(804,731)	(430,150)	1,736,176

Distributions:
Net realized gains:
Class A Shares	(75,096)	(5)	—
Class C Shares	(1,091)	(5)	—
Class I Shares	(11,864)	(5)	—
Class F Shares	(359,521)	(353,850)	—
Investor Class	—	—	(8,503)
Institutional Class	—	—	(285,404)

Change in Net Assets resulting from distributions	(447,572)	(353,865)	(293,907)

Change in Net Assets resulting from capital transactions	(9,426,195)	9,231,617	11,358,790

Change in Net Assets	(10,678,498)	8,447,602	12,801,059
Net Assets:
Beginning of period	31,250,696	22,803,094	10,002,035

End of period	$20,572,198	$31,250,696	$22,803,094

Accumulated net investment income (loss)	$(323,970)	$75,196	$—

Capital Transactions:
Class A Shares
Proceeds from shares issued	$3,471,761	$2,501	$—
Dividends reinvested	75,096	5	—
Value of shares redeemed	(61,101)	—	—

Class A Shares capital transactions	3,485,756	2,506	—

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Salient Broadmark Tactical Plus Fund
	For the Year ended December 31, 2015	For the period December 1, 2014(1) through December 31, 2014		For the Year ended November 30, 2014(2)
Class C Shares
Proceeds from shares issued	$53,800	$2,501		$—
Dividends reinvested	1,091	5		—
Value of shares redeemed	(7,020)	—		—

Class C Shares capital transactions	47,871	2,506		—

Class I Shares
Proceeds from shares issued	1,631,617	502,501		—
Dividends reinvested	11,864	5		—
Value of shares redeemed	(1,583,435)	—		—

Class I Shares capital transactions	60,046	502,506		—

Class F Shares
Proceeds from shares issued	3,002,429	8,726,351		—
Dividends reinvested	359,521	353,850		—
Value of shares redeemed	(16,381,818)	(356,102)		—

Class F Shares capital transactions	(13,019,868)	8,724,099		—

Investor Class
Proceeds from shares issued	—	—		6,849,396
Dividends reinvested	—	—		8,503
Value of shares redeemed	—	—		(2,278,390)

Investor Class capital transactions	—	—		4,579,509

Institutional Class
Proceeds from shares issued	—	—		9,944,527
Dividends reinvested	—	—		285,404
Value of shares redeemed	—	—		(3,450,650)

Institutional Class capital transactions	—	—		6,779,281

Change in Net Assets resulting from capital transactions	$(9,426,195)	$9,231,617		$11,358,790

Share Transactions:
Class A Shares
Issued	307,091	216		—
Reinvested	6,657	—	(3)	—
Redeemed	(5,311)	—		—

Change in Class A Shares	308,437	216		—

Class C Shares
Issued	4,762	216		—
Reinvested	98	—	(3)	—
Redeemed	(651)	—		—

Change in Class C Shares	4,209	216		—

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Salient Broadmark Tactical Plus Fund
	For the Year ended December 31, 2015	For the period December 1, 2014(1) through December 31, 2014		For the Year ended November 30, 2014(2)
Class I Shares
Issued	142,867	42,374		—
Reinvested	1,050	—	(3)	—
Redeemed	(138,680)	—		—

Change in Class I Shares	5,237	42,374		—

Class F Shares
Issued	262,628	736,423		—
Reinvested	31,676	29,176		—
Redeemed	(1,434,620)	(29,741)		—

Change in Class F Shares	(1,140,316)	735,858		—

Investor Class
Issued	—	—		594,093
Reinvested	—	—		748
Redeemed	—	—		(201,737)

Investor Class capital transactions	—	—		393,104

Institutional Class
Issued	—	—		884,687
Reinvested	—	—		25,154
Redeemed	—	—		(302,577)

Institutional Class capital transactions	—	—		607,264

(1)

Commencement of operations of Salient Broadmark Tactical Plus Fund is December 15, 2014. Amounts from December 1, 2014 through December 12, 2014 reflect the operations of the predecessor Broadmark Tactical Plus Fund.

(2)	Reported data reflects the operations of the predecessor Broadmark Tactical Plus Fund. See footnote 10 in the notes to financial statements for further information.
(3)	Rounds to less than 1 share.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets
	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on investments	Total from Investment Activities	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000s)	Gross Expenses(c)	Net Expenses(c)(d)	Net Investment Income (Loss)(c)	Portfolio Turnover(e)
Risk Parity Fund (Consolidated)
Class A
Year ended December 31, 2015	$9.09	(0.13)	(0.89)	(1.02)	(1.01)	(1.01)	$7.06	(11.18)%	$5,213	1.68%	1.58%	(1.46)%	—
Year ended December 31, 2014	$9.07	(0.14)	1.38	1.24	(1.22)	(1.22)	$9.09	13.58%	$4,748	1.64%	1.60%	(1.41)%	—
Year ended December 31, 2013	$10.16	(0.14)	(0.35)	(0.49)	(0.60)	(0.60)	$9.07	(4.78)%	$5,409	1.84%	1.60%	(1.45)%	—
Period ended December 31, 2012(f)	$9.94	(0.07)	0.32	0.25	(0.03)	(0.03)	$10.16	2.53%	$4,018	1.92%	1.61%	(1.59)%	—
Class C
Year ended December 31, 2015	$8.91	(0.19)	(0.87)	(1.06)	(1.01)	(1.01)	$6.84	(11.86)%	$2,349	2.43%	2.33%	(2.20)%	—
Year ended December 31, 2014	$8.97	(0.21)	1.37	1.16	(1.22)	(1.22)	$8.91	12.84%	$2,516	2.38%	2.35%	(2.16)%	—
Year ended December 31, 2013	$10.13	(0.22)	(0.34)	(0.56)	(0.60)	(0.60)	$8.97	(5.49)%	$1,319	2.59%	2.35%	(2.20)%	—
Period ended December 31, 2012(g)	$10.12	(0.09)	0.13	0.04	(0.03)	(0.03)	$10.13	0.41%	$363	2.67%	2.36%	(2.34)%	—
Class I
Year ended December 31, 2015	$9.15	(0.11)	(0.89)	(1.00)	(1.01)	(1.01)	$7.14	(10.88)%	$48,988	1.42%	1.33%	(1.20)%	—
Year ended December 31, 2014	$9.09	(0.11)	1.39	1.28	(1.22)	(1.22)	$9.15	13.99%	$85,426	1.38%	1.35%	(1.16)%	—
Year ended December 31, 2013	$10.16	(0.12)	(0.35)	(0.47)	(0.60)	(0.60)	$9.09	(4.59)%	$95,156	1.59%	1.35%	(1.20)%	—
Period ended December 31, 2012(h)	$10.00	(0.06)	0.25	0.19	(0.03)	(0.03)	$10.16	1.91%	$108,199	1.67%	1.36%	(1.34)%	—

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	The ratios presented include an investment adviser waiver. Without this waiver, the expense ratios would be higher.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.
(f)	Commenced operations on November 15, 2012.
(g)	Commenced operations on October 1, 2012.
(h)	Commenced operations on July 9, 2012.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets
	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on investments	Total from Investment Activities	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000s)	Gross Expenses(c)	Net Expenses(c)(d)	Net Investment Income (Loss)(c)	Portfolio Turnover(e)
Trend Fund (Consolidated)
Class A
Year ended December 31, 2015	$11.90	(0.20)	0.14	(0.06)	(0.08)	(0.51)	(0.59)	$11.25	(0.52)%	$3,700	2.09%	1.80%	(1.70)%	—
Year ended December 31, 2014	$11.04	(0.16)	1.69	1.53	—	(0.67)	(0.67)	$11.90	13.92%	$4,934	1.99%	1.73%	(1.58)%	—
Period ended December 31, 2013(f)	$10.64	(0.17)	1.71	1.54	(0.34)	(0.80)	(1.14)	$11.04	14.73%	$2,849	1.98%	1.62%	(1.52)%	—
Class C
Year ended December 31, 2015	$11.74	(0.28)	0.14	(0.14)	(0.04)	(0.51)	(0.55)	$11.05	(1.21)%	$800	2.86%	2.55%	(2.47)%	—
Year ended December 31, 2014	$10.98	(0.23)	1.66	1.43	—	(0.67)	(0.67)	$11.74	13.08%	$29	2.75%	2.48%	(2.34)%	—
Period ended December 31, 2013(f)	$10.64	(0.23)	1.69	1.46	(0.32)	(0.80)	(1.12)	$10.98	13.96%	$116	2.73%	2.37%	(2.27)%	—
Class I
Year ended December 31, 2015	$11.91	(0.17)	0.14	(0.03)	(0.11)	(0.51)	(0.62)	$11.26	(0.33)%	$55,306	1.84%	1.55%	(1.46)%	—
Year ended December 31, 2014	$11.02	(0.13)	1.69	1.56	—	(0.67)	(0.67)	$11.91	14.21%	$38,290	1.74%	1.48%	(1.33)%	—
Period ended December 31, 2013(g)	$10.00	(0.14)	2.34	2.20	(0.38)	(0.80)	(1.18)	$11.02	22.24%	$72,325	1.73%	1.37%	(1.27)%	—

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	The ratios presented include an investment adviser waiver. Without this waiver, the expense ratios would be higher.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.
(f)	Commenced operations on March 28, 2013.
(g)	Commenced operations on January 2, 2013.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets
	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on investments	Total from Investment Activities	Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000s)	Gross Expenses(c)		Net Expenses(c)		Net Expenses Excluding Income Taxes(c)		Net Investment Income (Loss)(c)	Portfolio Turnover(d)
MLP Energy Fund
Class A
Year ended December 31, 2015	$13.31	0.11	(5.76)	(5.65)	(0.17)	(0.41)	(0.58)	$7.08	(44.10)%	$127,069	1.28%		1.28%		1.45%		1.02%	39%
Year ended December 31, 2014(e)	$12.77	0.05	1.03	1.08	(0.10)	(0.44)	(0.54)	$13.31	8.35%	$177,820	1.59	%(f)	1.65%		1.48%		0.36%	19%
Year ended December 31, 2013(e)	$10.02	(0.05)	3.29	3.24	(0.16)	(0.33)	(0.49)	$12.77	33.14%	$147,626	2.65%		2.49	%(g)	1.60	%(g)	(0.41)%	64%
Period ended December 31, 2012(e)(h)	$10.09	— (i)	(0.07)	(0.07)	—	—	—	$10.02	(0.69)%	$2,225	6.52%		1.82	%(g)	1.60	%(g)	(0.13)%	15%
Class C
Year ended December 31, 2015	$13.23	0.03	(5.73)	(5.70)	(0.08)	(0.41)	(0.49)	$7.04	(44.50)%	$78,112	2.06%		2.06%		2.20%		0.29%	39%
Year ended December 31, 2014(e)	$12.72	(0.05)	1.02	0.97	(0.08)	(0.38)	(0.46)	$13.23	7.53%	$147,885	2.34	%(f)	2.40%		2.23%		(0.39)%	19%
Period ended December 31, 2013(e)(j)	$10.40	(0.13)	2.90	2.77	(0.16)	(0.29)	(0.45)	$12.72	27.13%	$37,527	3.40%		3.24	%(g)	2.35	%(g)	(1.16)%	64%
Class I
Year ended December 31, 2015	$13.29	0.15	(5.76)	(5.61)	(0.20)	(0.41)	(0.61)	$7.07	(43.95)%	$688,832	1.04%		1.04%		1.20%		1.31%	39%
Year ended December 31, 2014(e)	$12.76	0.09	1.02	1.11	(0.11)	(0.47)	(0.58)	$13.29	8.56%	$1,149,509	1.34	%(f)	1.40%		1.23%		0.61%	19%
Year ended December 31, 2013(e)	$10.02	(0.02)	3.29	3.27	(0.18)	(0.35)	(0.53)	$12.76	33.46%	$323,880	2.40%		2.24	%(g)	1.35	%(g)	(0.16)%	64%
Period ended December 31, 2012(e)(k)	$10.00	— (i)	0.14	0.14	— (i)	(0.12)	(0.12)	$10.02	1.47%	$38,190	6.27%		1.57	%(g)	1.35	%(g)	0.12%	15%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.
(e)	Presented on a consolidated basis.
(f)	The gross operating expenses are the expenses before reimbursement to the MLP Energy Fund or recoupment by the Adviser.
(g)	The ratios presented include an investment adviser waiver. Without this waiver, the expense ratios would be higher.
(h)	Commenced operations on December 21, 2012.
(i)	Represents less than $0.005 or $(0.005).
(j)	Commenced operations on January 8, 2013.
(k)	Commenced operations on September 19, 2012.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets
	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on investments	Total from Investment Activities	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000s)	Gross Expenses(c)	Net Expenses(c)(d)	Net Investment Income (Loss)(c)	Portfolio Turnover(e)
Broadmark Tactical Plus Fund
Class A
Year ended December 31, 2015	$11.86	(0.22)	(0.09)	(0.31)	—	(0.25)	(0.25)	$11.30	(2.59)%	$3,489	4.04%	2.05%	(1.93)%	146%
Period ended December 31, 2014(f)	$12.29	0.04	(0.29)	(0.25)	—	(0.18)	(0.18)	$11.86	(2.06)%	$3	519.72%	2.05%	6.90%	0%
Class C
Year ended December 31, 2015	$11.86	(0.30)	(0.10)	(0.40)	—	(0.25)	(0.25)	$11.21	(3.35)%	$50	97.09%	2.80%	(2.69)%	146%
Period ended December 31, 2014(f)	$12.29	0.03	(0.28)	(0.25)	—	(0.18)	(0.18)	$11.86	(2.06)%	$3	454.38%	2.80%	6.03%	0%
Class I
Year ended December 31, 2015	$11.86	(0.19)	(0.10)	(0.29)	—	(0.25)	(0.25)	$11.32	(2.42)%	$539	7.03%	1.80%	(1.71)%	146%
Period ended December 31, 2014(f)	$12.29	0.04	(0.29)	(0.25)	—	(0.18)	(0.18)	$11.86	(2.06)%	$503	819.13%	1.80%	7.03%	0%
Class F
Year ended December 31, 2015	$11.86	(0.16)	(0.08)	(0.24)	—	(0.25)	(0.25)	$11.37	(2.00)%	$16,495	2.68%	1.49%	(1.40)%	146%
Period ended December 31, 2014(f)	$12.29	0.04	(0.29)	(0.25)	—	(0.18)	(0.18)	$11.86	(2.06)%	$30,743	4.18%	1.53%	3.56%	0%
Institutional Class (g)
Year ended November 30, 2014	$11.66	(0.06)	1.03	0.97	—	(0.34)	(0.34)	$12.29	8.53%	$17,779	3.09%	1.49%	(0.54)%	153%
Period ended November 30, 2013(h)	$10.00	(0.01)	1.67	1.66	—	—	—	$11.66	16.60%	$9,789	29.89%	1.49%	(0.74)%	1814%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	The ratios presented include an investment adviser waiver. Without this waiver, the expense ratios would be higher.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.
(f)

Commencement of operations of Salient Broadmark Tactical Plus Fund is December 15, 2014. Amounts from December 1, 2014 through December 12, 2014 reflect the operations of the predecessor Broadmark Tactical Plus Fund.

(g)

The Institutional Class was part of the predecessor Broadmark Tactical Plus Fund and was reorganized into Class F on December 15, 2014. See footnote 10 in the notes to financial statements for more information.

(h)	Commenced operations on December 31, 2012.

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Notes to Financial Statements

December 31, 2015

(1) ORGANIZATION

Salient MF Trust (the “Trust”) was organized on November 15, 2011 as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2015, the Trust is comprised of four funds. The accompanying financial statements are presented for the following funds (individually a “Fund” and collectively the “Funds”):

Fund	Short Name	Commencement of Operations
Salient Risk Parity Fund	Risk Parity Fund	July 9, 2012
Salient Trend Fund	Trend Fund	January 2, 2013
Salient MLP & Energy Infrastructure Fund II	MLP Energy Fund	September 19, 2012
Salient Broadmark Tactical Plus Fund	Broadmark Fund	December 15, 2014

The Risk Parity Fund, the Trend Fund, and the MLP Energy Fund are classified as non-diversified under the 1940 Act. The Broadmark Fund is classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest (“Shares”) with no par value. The Funds offer Class A, Class C, and Class I shares. Additionally, the Broadmark Fund offers Class F Shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses, sales charges, distribution, and exclusive rights to vote on matters affecting only individual classes. Class A Shares have a maximum sales charge of 5.50% as a percentage of the offering price on investments of less than $1 million (no sales charge for investments of $1 million or more). Class A Shares and Class C Shares are subject to a maximum contingent deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares are offered without any front-end sales charge. No sales charges are assessed with respect to Class I Shares and Class F Shares of the Funds.

The Risk Parity Fund’s investment objective is to seek long term capital appreciation by constructing a portfolio that balances equal risk exposure to a set of equities, commodities, interest rates, and momentum. The Trend Fund’s investment objective is to seek long term capital appreciation with low correlation to traditional core equity and bond market exposures. The Trend Fund seeks to achieve this goal by constructing a portfolio that captures short, medium and long term price trends. The MLP Energy Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its shareholders. The Broadmark Fund’s investment objective is to produce, in any market environment, above-average risk adjusted returns and less downside volatility than the S&P 500 Index. The board of trustees (each member thereof a “Trustee” and, collectively, the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, LP (“Salient Adviser”) for the Risk Parity Fund, Trend Fund, and Broadmark Fund and Salient Capital Advisors, LLC (“SCA”) for the MLP Energy Fund to manage each Fund’s portfolio and operations. Salient Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association. SCA is a Texas limited liability company that is registered as an investment adviser under the Advisers Act and the CFTC as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association. Under the Investment Management Agreement, Salient Adviser and SCA are responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Funds’ investment programs subject to the ultimate supervision of the Board. Broadmark Asset Management LLC (the “Sub-Adviser”) serves as the sub-advisor to the Broadmark Fund.

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2015

Under the Trust’s organizational document, the Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Trust and/or the Funds. However, based on experience, management expects that risk of loss to be remote.

Salient Risk Parity Offshore Fund, Ltd. (the “Risk Parity Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Risk Parity Subsidiary is wholly-owned by the Risk Parity Fund, and is therefore consolidated in the Risk Parity Fund’s consolidated financial statements. The Risk Parity Subsidiary was formed on July 13, 2012, and has been consolidated since its formation. The Risk Parity Fund invests in the Risk Parity Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Risk Parity Fund” includes both the Risk Parity Fund and the Risk Parity Subsidiary.

Salient Trend Offshore Fund, Ltd. (the “Trend Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Trend Subsidiary is wholly-owned by the Trend Fund, and is therefore consolidated in the Trend Fund’s consolidated financial statements. The Trend Subsidiary was formed on August 16, 2012, and has been consolidated since its formation. The Trend Fund invests in the Trend Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Trend Fund” includes both the Trend Fund and the Trend Subsidiary.

The MLP Energy Fund may have invested up to 25% of its total assets in Salient MLP & Energy Infrastructure Fund II, Inc. (the “MLP Subsidiary”). The MLP Subsidiary, which was wholly-owned by the MLP Energy Fund, and therefore consolidated in the MLP Energy Fund’s consolidated financial statements, was organized under the laws of the state of Delaware and for federal income tax purposes as a Subchapter “C” corporation. The MLP Subsidiary was formed on September 19, 2012, and had been consolidated since its formation until its liquidation in September 2014. The MLP Energy Fund invested in the MLP Subsidiary in order to gain additional exposure to equity or debt securities of various master limited partnerships. Where the context requires, the “MLP Energy Fund” includes both the MLP Energy Fund and the MLP Subsidiary. In July, 2014, SCA made the decision to liquidate the MLP Subsidiary and simultaneously transfer the investments held to the MLP Energy Fund. The orderly liquidation was completed on September 2, 2014. As such, MLP Energy Fund is presented on an individual fund basis. See note 4 for additional tax disclosures related to the transfer of investments held by the MLP Subsidiary to the MLP Energy Fund.

The Broadmark Fund is not invested in a wholly-owned subsidiary and is presented on an individual fund basis.

For convenience, reference to the financial statements shall include those consolidated and on an individual fund basis, as the context requires.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying financial statements reflect the financial positions of the Risk Parity Fund and the Risk Parity Subsidiary, the Trend Fund and the Trend Subsidiary and the results of their

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2015

operations, each on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation. The MLP Energy Fund and the Broadmark Fund are presented on an individual fund basis. Each Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The Funds consider all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Funds’ valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by Salient Adviser and SCA of the Funds’ valuation policies.

The Board has authorized Salient Adviser and SCA to each establish a valuation committee (the “Adviser Valuation Committee”), which includes representatives from each Fund’s investment adviser. The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by Salient Adviser, SCA, or Citi Fund Services Ohio, Inc., the Funds’ independent administrator (the “Administrator”).

To the extent that the price of a security cannot be determined applying the methods described below, the Adviser Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments held by the Funds are valued as follows:

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Funds value these securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date. Securities listed on the NASDAQ National Market System (“NASDAQ”) will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

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Notes to Financial Statements, continued

December 31, 2015

As of the close of regular trading on the New York Stock Exchange (the “NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the valuation date, or if there is no sale on the valuation date, at the mean of the closing bid and ask prices. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1 in the fair value hierarchy. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Adviser Valuation Committee determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what the Adviser Valuation Committee believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures contracts are generally categorized as Level 2 in the fair value hierarchy.

•

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs utilized in determining the value of such securities.

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, which is calculated using the current day’s spot rate, and the 30 to 720 day forward rates converted to U.S. dollars at the exchange rate of such currencies on the valuation date. Such valuations are provided by a pricing service approved by the Board, and are typically categorized as Level 2 in the fair value hierarchy.

Options that are listed on a securities exchange are generally valued on the valuation date at the closing mid of the posted market on the exchange on which they are listed and are typically categorized as Level 1 in the fair value hierarchy. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

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Notes to Financial Statements, continued

December 31, 2015

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Swaptions are traded on an over-the-counter market, and are generally valued using quotations from an approved independent pricing service. If no such quotation is available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swaption) and an attempt is made to obtain at least one other broker quote on the valuation date. If there is a significant discrepancy between the counterparty and the other available broker quote, the Adviser will attempt to obtain third party pricing service information if available. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such swaptions in good faith using information that is available at such time. Such fair valued swaptions are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

•

OTHER—Investments in open-end RICs that do not trade on an exchange are valued at the end of day NAV per share and are categorized as Level 1 in the fair value hierarchy. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Administrator or the adviser, will determine, in good faith, the fair value of the RIC or other security. Such fair valued investments are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs used to value the investments. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Funds’ securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures. Such investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

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Notes to Financial Statements, continued

December 31, 2015

(e) FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency translations.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as Master Limited Partnerships (“MLPs”) are generally organized under state law as limited partnerships or limited liability companies. The MLP Energy Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLP Energy Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED AND ILLIQUID SECURITIES

The MLP Energy Fund may invest up to 15% of its total assets in unregistered or otherwise restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by SCA based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

As of December 31, 2015, the MLP Energy Fund did not hold restricted securities.

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Notes to Financial Statements, continued

December 31, 2015

(h) INVESTMENT INCOME

Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions received from a Fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLP.

(i) ALLOCATIONS

Expenses directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust not directly related to a Fund are prorated to each Fund in the Trust on the basis of relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that for the Broadmark Fund, each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, printing and 12b-1 fees.

(j) USE OF ESTIMATES

The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(k) DERIVATIVE INSTRUMENTS

The Funds may invest in derivatives in order to meet their investment objectives. The risk in using derivatives varies depending upon the structure of the instruments. All open derivative positions at period-end are presented in the Funds’ Schedules of Investments. The following is a description of the derivative instruments the Funds utilize, including the primary underlying risk exposures related to each instrument type.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS—The Risk Parity Fund enters into forward foreign currency exchange contracts in connection with its investment objective in order to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum, which is defined as the continuation of recent price trends, across a variety of global markets and asset classes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Fund has sought to mitigate these risks by generally requiring the posting of collateral at prearranged exposure levels to cover its exposure to the counterparty.

FUTURES CONTRACTS—The Risk Parity Fund, the Trend Fund, and the Broadmark Fund invest in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures

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Notes to Financial Statements, continued

December 31, 2015

contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

OPTIONS—The MLP Energy Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. The Broadmark Fund may purchase and write put and call options on broad-based stock indices and on individual securities as part of its investment strategy and for hedging purposes. The Risk Parity Fund may purchase and write options, including swaptions, as part of its investment strategy.

Options are secured by investments, as detailed in the Funds’ Schedules of Investments. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. A put option gives the holder of such put option the right to sell the underlying security to the writer of such put option at a specified price at any time during the term of the option. When purchasing options, the Funds pay a premium which is recorded as the cost basis of the option and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When Funds write an option, an amount equal to the net premium received by the Fund is recorded as a liability and is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine the realized gains or losses. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index.

The Risk Parity Fund had the following transactions in swaptions during the year ended December 31, 2015:

Risk Parity Fund	Notional Value	Premiums Paid
Swaptions outstanding at December 31, 2014	$—	$—
Swaptions purchased	514,300,770	60,992,526
Swaptions closed	(429,020,640)	(52,050,512)

Swaptions outstanding at December 31, 2015	$85,280,130	$8,942,014

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Notes to Financial Statements, continued

December 31, 2015

The MLP Energy Fund had the following transactions in written call options during the year ended December 31, 2015:

MLP Energy Fund	Number of Contracts	Premiums Received
Options outstanding at December 31, 2014	—	$—
Options written	105,960	3,703,020
Options expired	(87,225)	(2,994,399)
Options closed	(18,735)	(708,621)

Options outstanding at December 31, 2015	—	$—

The Broadmark Fund had the following transactions in purchased put options during the year ended December 31, 2015:

Broadmark Tactical Plus Fund	Number of Contracts	Premiums Paid
Options outstanding at December 31, 2014	149	$71,893
Options purchased	2,861	2,456,148
Options expired	(1,728)	(974,524)
Options closed	(1,282)	(1,553,517)

Options outstanding at December 31, 2015	—	$—

The Broadmark Fund had the following transactions in written call options during the year ended December 31, 2015:

Broadmark Tactical Plus Fund	Number of Contracts	Premiums Received
Options outstanding at December 31, 2014	149	$29,428
Options written	1,537	977,831
Options expired	(679)	(238,434)
Options closed	(1,007)	(768,825)

Options outstanding at December 31, 2015	—	$—

SWAP AGREEMENTS—As of December 31, 2015, the Risk Parity Fund and Trend Fund invested in total return swap agreements in accordance with their investment objectives to gain exposure to a variety of non-traditional risk premiums.

A total return swap is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any

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Notes to Financial Statements, continued

December 31, 2015

dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

Total return swaps are subject to counterparty risk, market risk and interest rate risk. Total return swaps utilized by the Funds may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Funds consider the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the adviser believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates. The Funds may use various techniques to minimize credit risk including early termination or periodic reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for total return swaps.

The following is a summary of the fair value of derivative instruments held directly by the Funds as of December 31, 2015, and where such derivatives are recorded:

	Assets				Liabilities
Fund	Fair Value of Swaptions Contracts	Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	Variation Margin on Futures Contracts^	Unrealized Gain on Swap Agreements	Variation Margin on Futures Contracts^	Unrealized Loss on Swap Agreements
Commodity Risk Exposure:
Risk Parity Fund	$—	$—	$191,218	$—	$497,859	$—
Trend Fund	—	—	1,391,095	—	1,408,774	—
Credit Risk Exposure:
Risk Parity Fund	9,001,105	—	—	—	—	—
Equity Risk Exposure:
Risk Parity Fund	—	—	212,586	4,255	187,452	—
Trend Fund	—	—	359,321	116,515	518,223	39,486
Broadmark Fund	—	—	—	—	169,085	—
Foreign Exchange Rate Risk Exposure:
Risk Parity Fund	—	23,728	—	—	—	—
Interest Rate Risk Exposure:
Risk Parity Fund	—	—	249,627	—	277,762	—
Trend Fund	—	—	227,524	—	53,920	—

^

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Investments. Only current outstanding variation margin is reported in the Statements of Assets and Liabilities.

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Notes to Financial Statements, continued

December 31, 2015

The following is a summary of the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2015:

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations				Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gains (Losses) on Investments and Foreign Currency Translations*	Net Realized Gains (Losses) from Written Options Contracts	Net Realized Gains (Losses) from Futures Contracts	Net Realized Gains (Losses) from Swap Agreements	Change in Unrealized Appreciation/Depreciation on Derivatives
Commodity Risk Exposure:
Risk Parity Fund	$—	$—	$(9,936,550)	$—	$1,440,597
Trend Fund	—	—	5,141,361	—	(2,231,175)
Credit Risk Exposure:
Risk Parity Fund	(776,275)	—	—	—	59,091
Equity Risk Exposure:
Risk Parity Fund	—	—	(552,140)	902,795	(2,102,802)
Trend Fund	—	—	(1,916,551)	182,242	(1,246,800)
MLP Energy Fund	—	3,565,977	—	—	—
Broadmark Fund	(589,124)	152,775	317,301	—	(287,266)
Foreign Exchange Rate Risk Exposure:
Risk Parity Fund	—	—	—	—	23,728
Broadmark Fund	—	—	(29,729)	—	—
Interest Rate Risk Exposure:
Risk Parity Fund	—	—	4,540,201	—	(2,814,099)
Trend Fund	—	—	1,626,787	—	(1,081,807)
Broadmark Fund	—	—	5,363	—	—

*	Includes purchased options contracts and swaptions contracts.

As described above, the Funds utilized derivative instruments to achieve their investment objectives during the year ended December 31, 2015. The Funds may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. Under the ISDA Master Agreements in place at December 31, 2015, the Funds are subject to master netting agreements that allow for amounts owed between each Fund and the counterparty to its transactions to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to or from different counterparties. At December 31, 2015, the Funds had one ISDA Master Agreements in place with Goldman Sachs for which master netting agreements (“MNA”) apply only to amounts owed in the same currency and in respect of the same transaction. In addition to the MNA with Goldman Sachs, the MLP Energy Fund has an Institutional Listed Options Agreement in place with Morgan Stanley for which MNA applies. The Broadmark Fund has a Prime Brokerage Agreement in place with Citigroup Global Markets, Incorporated for which MNA applies.

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Notes to Financial Statements, continued

December 31, 2015

The following table provides additional disclosures regarding the derivative assets net of amounts available for offset under a MNA and net of the collateral received as of December 31, 2015:

	Gross Amounts of Recognized Assets	Gross Amounts Available for Offset	Net Amounts of Assets^	Cash Collateral Received	Net Amount
Risk Parity Fund
Swap Agreements	$4,255	$—	$4,255	$—	$4,255
Purchased swaptions	9,001,105	—	9,001,105	—	9,001,105

Total swap agreements and purchased swaptions	$9,005,360	$—	$9,005,360	$—	$9,005,360

Forward Foreign Currency Exchange Contracts	$23,728	$—	$23,728	$—	$23,728

Total forward foreign currency exchange contracts	$23,728	$—	$23,728	$—	$23,728

Trend Fund
Swap Agreements	$116,515	$—	$116,515	$—	$116,515

Total swap agreements	$116,515	$—	$116,515	$—	$116,515

^

Amounts for swap agreements, forward foreign currency exchange contracts and purchased swaptions are reflected in the Statements of Assets and Liabilities as Unrealized Gain on Swap Agreements, Unrealized Appreciation on Forward Foreign Currency Exchange Contracts and Investments at Fair Value, respectively.

The following table provides additional disclosures regarding the derivative liabilities net of amounts available for offset under a MNA and net of collateral pledged as of December 31, 2015:

	Gross Amounts of Recognized Liabilities	Gross Amounts Available for Offset	Net Amounts of Liabilities*	Cash Collateral Pledged	Net Amount
Trend Fund
Swap Agreements	$39,486	$—	$39,486	$39,486	$—

Total swap agreements	$39,486	$—	$39,486	$39,486	$—

*	Amounts for swap agreements are reflected in the Statements of Assets and Liabilities as Unrealized Loss on Swap Agreements.

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Notes to Financial Statements, continued

December 31, 2015

The following is a summary of the average monthly notional value of futures contracts, swap agreements and forward foreign currency exchange contacts purchased and sold by the Funds for the year ended December 31, 2015, as well as the notional amount of futures contracts, forward foreign currency exchange contracts swap agreements outstanding as of December 31, 2015:

	Average Monthly Notional Value	Notional Value Outstanding at December 31, 2015
Risk Parity Fund
Futures contracts purchased	$267,502,883	$182,717,443
Futures contracts sold	8,276,005	11,423,205
Swaptions	136,559,606	85,280,130
Total return swap agreements	6,308,392	318,755
Forward foreign currency exchange contracts	781,525	9,378,300
Trend Fund
Futures contracts purchased	$149,422,164	$151,294,150
Futures contracts sold	75,381,579	102,083,006
Total return swap agreements	8,784,183	6,550,721
MLP Energy Fund
Written call options	$39,292	$—
Broadmark Fund
Futures contracts purchased	$13,267,617	$20,557,540
Futures contracts sold	488,815	—
Written put options	10,527	—
Purchased put options	26,837	—

(l) DISTRIBUTION TO SHAREHOLDERS

Dividends to shareholders from net investment income, if any, are declared and distributed at least annually. Distributions from net realized capital gains, if any, are distributed annually and may include short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay, at the end of the calendar year, a special distribution to comply with requirements under the Code.

For the MLP Energy Fund, the character of distributions made during the year from net investment income or net capital gains may differ from its ultimate characterization for federal income tax purposes. For the year ended December 31, 2015, the MLP Energy Fund’s distributions are expected to be comprised of approximately 70% return of capital.

The amount of distributions from net investment income and net realized gains is determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment: temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as return of capital.

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Notes to Financial Statements, continued

December 31, 2015

(m) RETURN OF CAPITAL ESTIMATES

Distributions received from the MLP Energy Fund’s investments in MLPs generally are comprised of income, capital gains and return of capital. The MLP Energy Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the year ended December 31, 2015, the MLP Energy Fund estimated that approximately 100% of the MLP distributions received would be treated as a return of capital. The MLP Energy Fund recorded as return of capital the amount of $37,054,354 of dividends and distributions received from its investments. Net realized gain was increased by $19,732,590 and change in net unrealized appreciation/depreciation was increased by $17,321,764 in the accompanying Statements of Operations, attributable to the recording of such distributions as a reduction in the cost basis of investments.

(n) FEDERAL AND OTHER TAXES

The Funds intend to continue to comply with the requirements of the Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

For the tax years ended December 31, 2013 through December 31, 2015, and for all major jurisdictions, management of the Funds has evaluated the tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Funds upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Funds would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2015, the Funds did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements.

The Risk Parity Subsidiary and the Trend Subsidiary (individually a “Subsidiary”, collectively the “Subsidiaries”) are exempted Cayman investment companies for tax purposes. The Subsidiaries have made applications to the Governor-in-Council of the Cayman Islands for, and have received, an undertaking exempting each Subsidiary from all local income, profits and capital gains taxes for a period of 20 years. Currently, no such taxes are levied in the Cayman Islands.

The Subsidiaries are Controlled Foreign Corporations (“CFCs”) for U.S. income tax purposes, and are therefore not subject to U.S. income tax. However, as wholly-owned CFCs, each Subsidiary’s net income and capital gains to the extent of their earnings and profits, are consolidated into the Risk Parity Fund’s and the Trend Fund’s investment companies taxable income, respectively.

For the current open tax year and for all major jurisdictions, management of the Risk Parity Subsidiary and the Trend Subsidiary have concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Management is also not aware of any tax positions for which it is reasonably possible that the total amounts of uncertain unrecognized tax benefits will significantly change in the next twelve months.

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2015

(o) CFTC REGULATION

The CFTC adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to the MLP Energy Fund, SCA has claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, the MLP Energy Fund is not currently subject to registration or regulation as commodity pools under the CEA.

With respect to the Risk Parity Fund and the Trend Fund, Salient Adviser has not renewed, or with respect to the Broadmark Fund, made an initial filing under CFTC Regulation 4.5 of the CEA. Salient Adviser meets the definition of a commodity pool operator with respect to these Funds, and each will be subject to regulation by the CFTC as commodity pools.

(3) FAIR VALUE MEASUREMENTS

The Funds define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Funds’ investments are summarized in the three broad levels listed below:

•

Level 1—unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•	Level 2—investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3—investments with significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds disclose transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2015

The following is a summary categorization of the Funds’ investments based upon the inputs utilized in determining the value of such investments as of December 31, 2015. The breakdown by category of equity securities is disclosed in the Schedules of Investments.

	Level 1		Level 2		Total
Fund Name	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Risk Parity Fund
Swaptions	$—	$—	$9,001,105	$—	$9,001,105	$—
Futures Contracts	—	(309,642)	—	—	—	(309,642)
Total Return Swap Agreements	—	—	—	4,255	—	4,255
Forward Foreign Currency Exchange Contracts	—	—	—	23,728	—	23,728

Total	$—	$(309,642)	$9,001,105	$27,983	$9,001,105	$(281,659)

Trend Fund
Futures Contracts	$—	$(2,977)	$—	$—	$—	$(2,977)
Total Return Swap Agreements	—	—	—	77,029	—	77,029

Total	$—	$(2,977)	$—	$77,029	$—	$74,052

MLP Energy Fund
Master Limited Partnerships and Related Companies	$896,675,184	$—	$—	$—	$896,675,184	$—

Total	$896,675,184	$—	$—	$—	$896,675,184	$—

Broadmark Fund
Money Market Fund	$17,598,711	$—	$—	$—	$17,598,711	$—
U.S. Treasury Obligation	—	—	99,997	—	99,997	—
Futures Contracts	—	(169,085)	—	—	—	(169,085)

Total	$17,598,711	$(169,085)	$99,997	$—	$17,698,708	$(169,085)

^

Other financial instruments include any derivative instruments not reflected in the Schedules of Investments as Investment Securities, such as forward foreign currency exchange contracts, futures contracts and swap agreements. These investments are generally presented as other assets and liabilities in the Schedules of Investments at the unrealized gain or loss on the investment.

(4) FEDERAL INCOME TAXES

The tax character of dividends paid to shareholders during the applicable tax year ended in 2015 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
December 31, 2015
Risk Parity Fund	$4,214,279	$3,251,897	$7,466,176	$—	$7,466,176
Trend Fund	698,621	2,474,491	3,173,112	—	3,173,112

November 30, 2015
MLP Energy Fund	24,586,922	—	24,586,922	56,237,669	80,824,591
Broadmark Fund	78,283	275,582	353,865	—	353,865

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2015

The tax character of dividends paid to shareholders during the applicable tax year ended in 2014 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
December 31, 2014
Risk Parity Fund	$3,276,276	$7,580,618	$10,856,894	$—	$10,856,894
Trend Fund	669,542	1,557,392	2,226,934	—	2,226,934

November 30, 2014
MLP Energy Fund	6,468,032	1,303,092	7,771,124	33,430,711	41,201,835
Broadmark Fund	161,982	131,925	293,907	—	293,907

As of the latest tax year ended, as noted below, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Accumulated Earnings (Deficit)
December 31, 2015
Risk Parity Fund	$—	$—	$(330,198)	$(32,186,299)	$(32,516,497)
Trend Fund	2,760,950	—	(2,707,405)	(6,562,764)	(6,509,219)

November 30, 2015
MLP Energy Fund	—	—	(83,424,797)	(556,020,555)	(639,445,352)
Broadmark Fund	—	447,572	(298,924)	3	148,651

The differences between book-basis and tax-basis unrealized appreciation/depreciation are primarily due to deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

The following information is provided on a tax basis as of December 31, 2015:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) Before Taxes	Net Unrealized Appreciation (Depreciation) After Taxes
Risk Parity Fund	$8,942,014	$59,091	$—	$59,091	$59,091
Trend Fund	—	—	—	—	—
MLP Energy Fund	1,416,795,557	14,817,036	(534,937,409)	(520,120,373)	(521,127,726)
Broadmark Fund	17,698,705	3	—	3	3

Under current tax law, capital losses and specified ordinary losses realized after October 31st and non-specified ordinary losses incurred after December 31st (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of December 31, 2015, the Funds had the following deferred losses:

	Post-October Capital Loss Deferred	Qualified Late Year Ordinary Loss Deferred	Total
December 31, 2015
Risk Parity Fund	$119,229	$210,969	$330,198
November 30, 2015
Broadmark Fund	—	298,924	298,924

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2015

As of the end of the applicable tax year ended in 2015, the Fund(s) had the following net capital loss carry forwards (“CLCFs”). It is the Board’s intent that the Funds will not distribute any realized gain distributions until the CLCFs have been offset or expire.

	Short-term Amount	Long-term Amount	Total
December 31, 2015
Trend Fund	$2,389,073	$318,332	$2,707,405

November 30, 2015
MLP Energy Fund	53,449,576	29,975,221	83,424,797

At the time of liquidation (see note 1), the MLP Subsidiary, which was a Subchapter C corporation for federal income tax purposes, had a deferred tax liability attributable to unrealized gains on investments which were transferred to the MLP Energy Fund. Accordingly, a deferred tax liability in the amount of $3,689,597 attributable to these “built in gains” (“BIG”) was recorded on the books of the MLP Energy Fund. Federal income tax rules require that the MLP Energy Fund treat any BIG related gains recognized on the transferred assets during the 5 year period following the date of transfer as subject to Subchapter C corporate income taxation to the extent such recognized BIG amounts do not exceed the unrealized gain on the transfer date. If the unrealized gain on the transferred assets is not recognized with the 5 year period following the transfer date, no Subchapter C corporate income taxes will apply to the MLP Energy Fund.

Components of the MLP Energy Fund’s current and deferred tax liabilities (attributable to the MLP Subsidiary investments) as of December 31, 2015, are as follows:

Deferred tax liability:
Unrealized gain on investment securities	$1,007,353

Total net deferred tax liability	$1,007,353

With respect to the MLP Energy Fund, NOLs are available to be carried back up to two years to offset past taxable income of the MLP Subsidiary or carried forward up to 5 years from the date of the transfer of the investments (the “Holding Period”). SCA does not intend on liquidating these investments prior to the end of the Holding Period. CLCF’s are available to be carried back up to three years to offset past capital gains or carried forward up to five years to offset future capital gains. As of December 31, 2015, the MLP Energy Fund has no CLCF’s and NOLs related to the MLP Subsidiary.

In accordance with U.S. GAAP, the Funds have made reclassifications among their capital accounts. These reclassifications are intended to adjust the components of the Funds’ net assets to reflect the tax character of permanent book/tax differences and have no impact on the net assets or the net asset value of the Funds. As of December 31, 2015, the Funds made reclassifications to increase or (decrease) the components of the net assets detailed below:

Fund	Paid-In Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
Risk Parity Fund	$(1,081,479)	$929,176	$152,303
Trend Fund	492,473	77,902	(570,375)
MLP Energy Fund	(54,022,477)	13,643,076	40,379,401
Broadmark Fund	95,115	(62,092)	(33,023)

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2015

(5) INVESTMENT TRANSACTIONS

The aggregate cost of security purchases and proceeds from sales of securities (excluding short-term investments) during the year ended December 31, 2015, were as follows:

	Purchases	Sales
Risk Parity Fund	$—	$—
Trend Fund	—	—
MLP EnergyFund	959,630,947	587,325,138
Broadmark Fund	3,254,873	22,536,581

(6) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Funds pay the Administrator a monthly administration fee computed at an annual rate of 0.0625% (0.06% prior to March 31, 2015) on the first $700 million in aggregate net assets of the Funds, plus 0.055% on the next $300 million in aggregate net assets of the Funds, plus 0.05% on the aggregate net assets of the Funds greater than $1 billion. Each Subsidiary fund is charged a $55,000 per annum fee. Under terms of the agreement, the administration fee is waived for the first four months of each series’ operations. Subsequent to the four month waiver, the administration fee is allocated to the Funds based on month-end net assets. The Administrator also provides the Funds with legal, compliance, custody and other investor-related services. The Funds pay the custodian monthly based on an annual fee of 0.004% on average daily market value, plus transaction costs.

(7) DISTRIBUTION AGREEMENT

Foreside Fund Services, LLC, (“Foreside”), serves the Trust as distributor (the “Distributor’’). The Trust has adopted a Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 under the 1940 Act.

Each Fund may pay financial intermediaries such as broker-dealers, investment advisors (“Authorized Firms”) and the Distributor up to 0.25% and 1.00%, on an annualized basis, of the average daily net assets attributable to Class A and Class C shares, respectively, as compensation for service and distribution-related activities and/or shareholder services with respect to Class A and Class C shares, respectively.

The Funds pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected in the Statements of Operations as “Administrative services fees.”

(8) RELATED PARTY TRANSACTIONS

In consideration of the advisory and other services provided by each investment adviser, under the terms of the Investment Management Agreement between Salient Adviser and the Risk Parity Fund, the Trend Fund, the Broadmark Fund and between SCA and the MLP Energy Fund, each Fund, (except for the Broadmark Fund), pays its respective adviser a monthly management fee equal to an annual rate of 0.95% of the Fund’s average daily consolidated net assets. The Broadmark Fund pays its respective Adviser a monthly management fee equal to an annual rate of 1.45% of the Fund’s average daily net assets.

Each Fund’s investment adviser (except the Broadmark Fund’s), has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of each Fund to the extent necessary to maintain each Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C, and 1.30% for Class I

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2015

shares, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, acquired fund (Risk Parity Subsidiary or Trend Subsidiary) fees, litigation and extraordinary expenses. Each expense limitation agreement expires on July 31, 2016. The Broadmark Fund’s investment adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 2.05% for Class A, 2.80% for Class C, 1.80% for class I shares, and 1.49% for Class F shares, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, any acquired fund fees, litigation and extraordinary expenses. The Broadmark Fund expense limitation agreement for Class F shares expires December 15, 2017 and the expense limitation agreement for Class A, Class C, and Class I shares expires July 31, 2016.

Each Fund’s investment adviser is permitted to recoup expenses that it has borne in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual waiver/ reimbursement. The Funds are not obligated to reimburse such expenses beyond three years from the end of such year in which the adviser waived a fee or reimbursed an expense. The table below represents the investment adviser waived expense amounts subject to this potential recoupment arrangement by each Fund for 2016, 2017 and 2018:

Available recoupments as of December 31, 2015:

Fund	2018	2017	2016
Risk Parity Fund	$92,467	$34,946	$280,953
Trend Fund	156,978	124,385	191,802
Broadmark Fund	346,563	58,200	—

(9) FUND OWNERSHIP

As of December 31, 2015, there are entities (including omnibus accounts) that are record owners of more than 5% of the outstanding shares of the Funds. The table below presents the number of accounts owning greater than 5% of the outstanding shares of each Fund and the aggregate percentage owned of the outstanding shares of each Fund.

Fund	Number of Accounts	Aggregate Ownership Percentage
Risk Parity Fund	3	90.9%
Trend Fund	2	78.1%
MLP Energy Fund	5	84.5%
Broadmark Tactical Plus Fund	2	93.7%

(10) ACQUISITION OF FUND

On December 12, 2014, the Broadmark Fund acquired all of the assets and liabilities of Broadmark Tactical Plus Fund (the “Broadmark Target Fund”), a series of the Broadmark Funds, an open-end investment company, pursuant to a plan of reorganization (the “Reorganization”). The Reorganization was accomplished by a tax-free exchange of 1,909,680 shares of Broadmark Fund Class F Shares, valued at $22,185,319 for the 425,705 and 1,486,744 shares, respectively, of the Investor Class and Institutional Class of the Broadmark Target Fund outstanding on December 12, 2014. The Broadmark Fund also launched Class A, Class C, and Class I Shares at the date of the Reorganization.

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2015

The Broadmark Target Fund’s net assets at December 12, 2014, of $22,185,319, including $977,903 of unrealized appreciation, were transferred into the Broadmark Fund, a newly formed fund under Salient MF Trust. The aggregate net assets of the Broadmark Target Fund and the Broadmark Fund immediately before the Reorganization were $22,185,319 and $0, respectively. Immediately following the Reorganization, the net assets of the Broadmark Fund were $22,185,319.

(11) RISK CONSIDERATIONS

The following summary of certain common principal risk factors is not meant to be comprehensive of each Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Funds’ Shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds’ Shares. An investment in the Funds’ Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds’ distributions.

(b) CONCENTRATION RISK

The MLP Energy Fund’s investment portfolio is concentrated in MLPs and energy infrastructure companies in the group of industries that comprise the energy infrastructure sector. The focus of the portfolio on a specific industry or industries within the energy infrastructure sector may present more risks than if the portfolio were broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the energy infrastructure sector would have a larger impact on the MLP Energy Fund than on an investment company that does not concentrate solely in MLPs and energy infrastructure companies. To the extent that the MLP Energy Fund invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the MLP Energy Fund may be more susceptible than more widely diversified investment companies to any single economic, political, or regulatory occurrence.

(c) CURRENCY RISK

Currency risk refers to the possibility that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund’s investments in securities denominated in a foreign currency or may widen existing losses. A Fund’s net currency positions may expose it to risks independent of its securities positions.

(d) LEVERAGE RISK

Financial leverage represents the leveraging of the Funds’ investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Funds’ net

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2015

asset value to decline. When financial leverage is used, the net asset value and market value of the Funds’ Shares will be more volatile. There is no assurance that the Funds’ use of financial leverage will be successful.

(e) DERIVATIVES RISK

The Funds may purchase and sell derivative instruments (including, but not limited to, options, futures contracts, forward foreign currency exchange contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on Salient Adviser’s and SCA’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that the Funds might otherwise sell. In addition, amounts paid by the Funds as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Funds for investment purposes.

(f) EXCHANGE-TRADED FUND RISK

The Funds may invest in exchange-traded funds (“ETF”). Investments in ETFs are subject to the risk that the market price of an ETF’s shares may differ from its net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Funds pay more than net asset value (“NAV”) for an ETF when making a purchase) or discount (creating the risks that the Funds’ NAV is reduced for undervalued ETFs they hold, and that the Funds receive less than NAV when selling an ETF). Investments in ETFs are also subject to the risk that an ETF may not be able to replicate exactly the performance of the index it tracks because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, an ETF in which the Fund invests may incur expenses not incurred by the applicable index. Certain securities comprising the index tracked by an ETF may, from time to time, temporarily be unavailable, which may further impede the ETF’s ability to track their applicable index or match its performance. To the extent that the Funds invest in ETFs, there will be some duplication of expenses because the Funds would bear their pro-rata portion of such ETFs’ advisory fees and operational expenses.

(12) SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures, in addition to those noted above, and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2015.

SALIENT MF TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Salient MF Trust:

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Salient Risk Parity Fund and Subsidiary, Salient Trend Fund and Subsidiary, Salient MLP & Energy Infrastructure Fund II, and Salient Broadmark Tactical Plus Fund (collectively, the “Funds”) as of December 31, 2015, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the periods in the two-year period then ended, and the consolidated financial highlights for each of the periods in the four-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. The accompanying statement of changes in net assets for the year ended November 30, 2014 and financial highlights for the year ended November 30, 2014 and for the period December 31, 2012 through November 30, 2013 for the Salient Broadmark Tactical Plus Fund were audited by other auditors, whose report thereon dated January 23, 2015, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the periods in the two-year period then ended and the financial highlights for each of the periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

SALIENT MF TRUST

Additional Tax Information

December 31, 2015

(Unaudited)

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended December 31, 2015, qualify for the corporate dividends received deduction for the following Funds:

Dividends Received Deduction
MLP Energy Fund*	100.00%
Qualified Dividend Income
MLP Energy Fund*	100.00%

For the fiscal year ended December 31, 2015, the amount of long-term capital gain designated by the Funds were as follows:

Long-Term Capital Gain
Risk Parity Fund	$3,251,897
Trend Fund	2,474,490
Broadmark Fund*	370,700

For the fiscal year ended December 31, 2015, the amount of short-term capital gain designated by the Funds were as follows:

Short-Term Capital Gain
Risk Parity Fund	$4,214,279
Trend Fund	161,995
Broadmark Fund*	16,190

*	The MLP Energy Fund and Broadmark Fund have a tax year end of November 30 and as such the amounts reported are through November 30, 2015.

SALIENT MF TRUST

Supplemental Information

December 31, 2015

(Unaudited)

Trustees and Officers

The Funds’ operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement as established by the Board. The Board appoints the officers of the Funds who are responsible for the Funds’ day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Trustees

The Funds pay each Trustee who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $35,000, paid quarterly, an annual Board meeting fee of $15,000, a fee of $1,000 per informal Board meeting, a fee of $500 per telephonic Board meeting, an annual fee of $750 for membership on the audit committee and valuation committee, an annual fee of $1,000 for membership on the compliance committee, an annual fee of $5,000 for the valuation committee chair. The Lead Independent Trustee receives an annual fee of $10,000, paid quarterly. There are currently ten Independent Trustees. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

The table below shows, for each Trustee and executive officer, his full name, address and age, the position held with the Trust, the length of time served in that position, his principal occupation during the last five years, and other directorships held by such Trustee. The address of each Trustee and officer is c/o Salient MF Trust, 4265 San Felipe, Suite 800, Houston, Texas 77027.

Interested Trustees

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee *	Other Directorships Held by Trustee
John A. Blaisdell(1) Year of birth: 1960	Trustee, Principal Executive Officer (since inception); Chairman of the Board (since 2012)	Managing Director of Salient, since 2002.	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014).
Jeremy L. Radcliffe(1) Year of birth: 1974	Trustee, Secretary (since 2012)	Managing Director of Salient, since 2002.	29	None.

(1)	This person’s status as an “interested” trustee arises from his affiliation with Salient.

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Independent Trustees

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Julie Allecta Year of birth: 1946	Trustee (since 2015)	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999 to 2009); Member of Governing Council, Independent Directors Council (since 2014); Vice President and Director, WildCare Bay Area (since 2007); Director, Audubon Canyon Ranch, Inc. (2009 to 2012); Trustee, Forward Funds (2012-2015); Parliamentarian and Director, American Society of Botanical Artists, Northern California Chapter (2014).	27	Trustee, Litman Gregory Funds Trust (since 2013).
Karin B. Bonding, CFA Year of birth: 1939	Trustee (since 2012)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	30	The Endowment Funds (investment companies) (five funds) (since 2010); Brandes Investment Trust (investment companies) (four funds), 2006-2012; Credit Suisse Alternative Capital Funds (investment companies) (six funds), 2005-2010.

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Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jonathan P. Carroll Year of birth: 1961	Trustee (since 2012)	President, Lazarus Financial LLC (holding company) since 2006; President and CEO of Blue Dolphin Energy Company since 2012; private investor for the prior five years.	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014). LRR Energy, L.P. (energy company) since 2014; Blue Dolphin Energy Company (BDCO) (energy company) (since 2014).
A. John Gambs Year of birth: 1945	Trustee (since 2015)	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011 to 2012); Trustee and audit Committee Chair, Barclays Global Investors Funds (2006 to 2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006 to 2010); Trustee, Forward Funds (2012-2015); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (since 2011); Member, Board of Governors San Francisco Symphony (since 2001); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988 to 1996); President and Director, Gambs Family Foundation (1997 to 2010).	27	None.

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Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Dr. Bernard Harris Year of birth: 1956	Trustee (since 2012)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President of The Space Agency (marketing), since 1999; President, The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.	30	The Endowment Funds (investment companies) (five funds) (since 2009); Babson funds (three funds) (since 2011); Greater Houston Community Foundation, 2004-2009; Monebo Technologies Inc., (since 2009); The National Math and Science Initiative, and Space Agency, (since 2008); Communities in Schools, (since 2007); American Telemedicine Association, (since 2007); U.S. Physical Therapy, Inc., (since 2005); Houston Technology Center, (since 2004); Houston Angel Network, (since 2004); The Harris Foundation, Inc., (since 1998).

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Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Cecilia H. Herbert Year of birth: 1946	Trustee (since 2015)	Director (2000 to 2013) and President (2007 to 2010) of the Board, Catholic Charities CYO; Member, Archdiocese Finance Committee, the advisory council to the San Francisco Catholic Archdiocese (since 1994); Trustee, The Thacher School (2002 to 2011); Trustee, Forward Funds (2009-2015); Trustee, WNET, the public media company of New York (since 2011); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991).	27	Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds, 2004 to 2005; Trustee, The Montgomery Funds, 1992 to 2003.
Richard C. Johnson Year of birth: 1937	Trustee (since 2012)	Former Senior Partner (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014).

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Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Haig G. Mardikian Year of birth: 1947	Trustee (since 2015)	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); Director of PCG Asset Management, a private equity investment advisor (2001 to 2011); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001); Trustee of the International House of UC Berkeley (2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Trustee of Forward Funds (1998 to 2015); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006 to 2010); Director of Near East Foundation (since 2007).	27	Chairman and Director of SIFE Trust Fund, 1978 to 2001.

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Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
G. Edward Powell Year of birth: 1936	Trustee (since 2012)	Principal, Mills & Stowell (private equity) (since 2002); Managing Partner, Price Waterhouse & Co. (Houston office), 1982 to 1994.	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); Therapy Track, LLC, 2009 to 2012; Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc., 2004 to 2013.
Scott E. Schwinger Year of birth: 1965	Trustee (since 2012)	President, The McNair Group (management) (since 2006); Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); Houston Technology Center (since 2013); The Make-A-Wish Foundation, (since 2008).

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Officers of the Fund Who Are Not Trustees

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Year of birth: 1973	Chief Compliance Officer (“CCO”) (since 2012)	CCO, Salient (since 2010); Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008.
Christopher R. Arnold Year of birth: 1977	Treasurer; Principal Financial Officer (since 2015)	Director of Fund Accounting, Salient (since 2010); Audit Manager, PricewaterhouseCoopers, LLP 2002-2009.
Robert S. Naka Year of birth: 1963	Vice President (since 2015)	President, Forward Funds (2015); Secretary, Forward Funds, 2012 to 2015; Chief Operating Officer, Forward Management, LLC (since 2009); Interim Chief Executive Officer, Forward Management, LLC, 2015; Principal & Chief Operating Officer, Anew Capital Management LLC, 2007 to 2009; Executive Vice President & Chief Operating Officer, ING Funds & Predecessors, 1989 to 2007.

*	The “Fund Complex” consists of all open-end funds in Salient MF Trust (4), all open-end fund in Forward Funds (23), and all Salient closed-end funds (3).

Form N-Q Filings

The Funds file complete Schedules of Investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Funds’ actual results are the performance of the portfolio of investments held by each Fund, the conditions in the U.S. and international financial, petroleum and other markets, and other factors discussed in filings with the Securities and Exchange Commission.

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Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request by calling (800) 809-0525; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 of any year will be made available on or around August 30 of that year (i) without charge, upon request by calling (800) 809-0525; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available upon request without charge by calling (800) 809-0525 or by visiting the Securities and Exchange Commission website at http://www.sec.gov.

SALIENT MF TRUST

Privacy Policy

The Funds recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Funds’ policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Funds’ service providers, including the Funds’ investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Funds involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Independent Trustees

Jonathan P. Carroll

Dr. Bernard Harris

Richard C. Johnson

G. Edward Powell

Scott E. Schwinger

Karin B. Bonding

Julie Allecta

A. John Gambs

Cecilia H. Herbert

Haig G. Mardikian

Interested Trustees and Officers

John A. Blaisdell, Trustee and Principal Executive Officer

Jeremy L. Radcliffe, Trustee and Secretary

Christopher R. Arnold, Treasurer and Principal Financial Officer

Paul A. Bachtold, Chief Compliance Officer

Robert S. Naka, Vice President

Investment Advisers

Salient Advisors, L.P.

Houston, TX

Salient Capital Advisors, LLC

Houston, TX

Investment Sub-Adviser

Broadmark Asset Management LLC

New York, NY

Fund Administrator

Citi Fund Services Ohio, Inc.

Columbus, OH

Transfer Agent

SunGard Investor Services

Columbus, OH

Custodian

Citibank, N.A.

New York, NY

Independent Registered Public Accounting Firm

KPMG LLP

Columbus, OH

Legal Counsel

K&L Gates LLP

Boston, MA

Distributor

Foreside Fund Services LLC

Portland, ME

Salient

4265 San Felipe
8th Floor
Houston, TX 77027

800-994-0755

www.salientpartners.com

12/15

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is G. Edward Powell, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
Audit Fees	$135,000	$231,000
Audit-Related Fees	4,600	4,500
Tax Fees	0	0
All Other Fees	0	0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X.

Current Year	Previous Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Year	Previous Year
$0	$0

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedules of Investments as of the close of the reporting period are included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Salient MF Trust

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date:  February 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date:  February 25, 2016

By (Signature and Title)	/s/ Chris Arnold
Chris Arnold
Principal Financial Officer

Date:  February 25, 2016